Exhibit 4.7

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                    National RMBS Trust 200[ ]-[ ]
                    Note Trust Deed

Date:               [         ]

Parties: [NAME AND ABN OF ISSUER TRUSTEE] having its registered office at [address of Issuer Trustee] in its capacity as trustee of the National RMBS Trust 200[ ]-[ ] ("Issuer Trustee")
                    NATIONAL GLOBAL MBS MANAGER PTY LTD (ABN 36 102 668 226) of Level 24, 500 Bourke Street, Melbourne VIC 3000, Australia ("Global Trust Manager")
                    [NAME and details of Note Trustee] ("Note Trustee" which expression includes all persons being the trustee of this Note Trust Deed)

Recitals:
               A. The Issuer Trustee wishes to issue, at the direction of the Global Trust Manager, the [Class/Classes of US Notes].

               B. The Note Trustee has agreed to act as Note Trustee for the [Noteholders of Class/Classes of US Notes] on the terms set out in this deed.

               C. This deed is an indenture qualified under, and subject to the mandatory provisions of, the Trust Indenture Act 1939 of the United States of America, which are incorporated by reference in and made part of this deed.

Operative provisions:
[NB: The provisions of this deed may be amended, and additional provisions inserted, to reflect regulation in those jurisdictions applicable to a specific series of Notes]


1 Definitions and Interpretation
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Definitions Schedule
               1.1 The following words have these meanings unless the contrary intention appears:

                    Definitions Schedule means the deed called "National RMBS Trusts Definitions Schedule" dated [ ] and made between the companies described in schedule 1 to that deed (as amended from time to time).

                    Supplemental Deed means the deed entitled "National RMBS Trust 200[ ]-[ ] Supplemental Deed" dated on or about the date of this deed between the Issuer Trustee, the Global Trust Manager and others.

                    Trust means the National RMBS Trust 200[ ]-[ ].

               1.2 Except to the extent to which words and phrases are otherwise defined in this deed, words and phrases defined in the Definitions Schedule and the Supplemental Deed in respect of the Trust shall bear the same


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                    meaning in this deed. In the event of any inconsistency
                    between a definition in this deed and a definition in the Definitions Schedule, the definitions in this deed will prevail. In the event of any inconsistency between a definition in the Definitions Schedule and a definition in the Supplemental Deed, the definition in the Supplemental Deed will prevail. Any amendment to the Definitions Schedule will only apply to this deed if made in accordance with this deed.

               1.3 Clauses 1.2 to 1.5 (inclusive) of the Definitions Schedule are incorporated into this deed as if those clauses were set out in full.

Interpretation
               1.4 This deed binds the Issuer Trustee, the Global Trust Manager, the Note Trustee and the [Noteholders of Class/Classes of US Notes] of each Trust.

               1.5 By executing this deed, the Note Trustee agrees that terms used in any Transaction Document have the meaning given to them in the Definitions Schedule.

Appointment of the Note Trustee
               1.6  The Note Trustee:

                    (a) is appointed to act as trustee on behalf of the [Noteholders of Class/Classes of US Notes] on the terms and conditions of this deed; and

                    (b)  acknowledges and declares that it:

                        (i) holds the sum of $10 received on the date of this deed; and

                        (ii) will hold the benefit of the obligations of the Issuer Trustee and the Global Trust Manager under this deed and under other Transaction Documents given in favour of the Note Trustee, in each case, on trust for each [Noteholder of the Class/Classes of US Note], in accordance with the terms and conditions of this deed.

Interpretation of provisions incorporated from TIA
               1.7 Where a provision of the TIA is incorporated into this deed in accordance with the TIA (as described in clause 25.5) the following terms used in that provision have the following meanings in this deed:

                    "default" means an Event of Default.

                    "indenture securities" means the [Class/Classes of US
                    Notes].

                    "indenture security holder" means the [Noteholder of the Class/Classes of US Note].

                    "indenture to be qualified" means this deed.

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                    "indenture trustee" or "institutional trustee" means the
                    Note Trustee.

                    "obligor upon the indenture securities" means the Issuer Trustee.

                    "SEC" has the meaning given to that term in the Definitions Schedule.

                    Any other term, expression or provision which is used in this deed in respect of a section or provision of the TIA and which is defined in the TIA, defined in the TIA by reference to another statute or defined by or in any rule of or issued by the SEC, will have the meaning assigned to it by such definitions. Any term or expression that is used in both:

                    (a)  (TIA): a mandatory provision of the TIA; and

                    (b) (This Deed): a clause of this deed that, on its face, appears to satisfy or reflect that mandatory provision of the TIA,

                    will be construed and interpreted as a Federal court of the United States of America would construe and interpret the term or expression.


2    Covenant to Pay
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Covenant to Pay
               2.1 The Issuer Trustee at the direction of the Global Trust Manager shall on any date when any [Class/Classes of US Note] becomes due to be redeemed, in whole or in part, unconditionally pay to or to the order of the Note Trustee in accordance with, and subject to, the terms of the Transaction Documents in same day funds the principal of such [Class/Classes of US Note] becoming due on that date and shall (subject to the [Conditions of the Class/Classes of US Notes]) until payment in whole of the principal of the [Class/Classes of US Note](both before and after judgment) unconditionally pay to or to the order of the Note Trustee interest on the Invested Amount of the [Class/Classes of US Note]as set out in the [Conditions of the Class/Classes of US Notes] (subject to clause 2.4), provided that:

                    (a) payment of any sum due in respect of the [Class/Classes of US Notes] made to a Paying Agent as provided in the Agency Agreement (unless notice in accordance with clause 3 of the Agency Agreement has been given) or to the Note Trustee in accordance with this deed shall to that extent, satisfy such obligation except to the extent that there is failure in the Paying Agent's or the Note Trustee's (as the case may be) subsequent payment to the relevant [Noteholders of Class/Classes of US Notes] under the [Conditions of the Class/Classes of US Notes] and the Agency Agreement; and

                    (b) a payment made after the due date shall be deemed to have been made when the full amount due has been received by the Paying Agent or the Note Trustee and notice to that effect has been given to the [Noteholders of Class/Classes of US Notes], except to the extent that there is failure in the Paying Agent's or the

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                         Note Trustee's (as the case may be) subsequent
                         payment to the relevant [Noteholders of Class/Classes of US Notes] under the [Conditions of the Class/Classes of US Notes] and the Agency Agreement.

Discharge
               2.2 Subject to clause 2.1, any payment to be made in respect of the [Class/Classes of US Notes] by the Issuer Trustee or the Note Trustee may be made as provided in the [Conditions of the Class/Classes of US Notes] and any payment so made will (subject to clause 2.1) to that extent be a good discharge to the Issuer Trustee or the Note Trustee, as the case may be.

Payment after an Event of Default
               2.3 At any time after an Event of Default has occurred, the Note Trustee may take the actions referred to in clause 3 of the Agency Agreement.

Rate of Interest after an Event of Default
               2.4 If the [Class/Classes of US Notes] become immediately due and payable, the rate of interest payable in respect of them shall continue to be calculated by the Calculation Agent in accordance with the [Conditions of the Class/Classes of US Notes] (with consequential amendments as necessary) except that the rate of interest need not be published unless the Note Trustee otherwise requires. The first period in respect of which interest shall be so calculable shall commence on the expiry of the Interest Period during which the [Class/Classes of US Notes] become so repayable.


3    Amount, Form and issue of [Class/Classes of US Notes]
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Aggregate Amount and Denomination

               3.1  The [Class/Classes of US Notes] will be issued in minimum
                    denominations of US$[               ] each and multiples of
                    US$[                ] in excess of that amount.

Description and Form of [Class/Classes of US Notes]
               3.2  (a)  (Form of [Class/Classes of US Notes]): The [Class/
                         Classes of US Notes] must be serially numbered and typewritten or printed (in the case of [Class/Classes of Book Entry US Notes]) or typewritten, printed, lithographed or engraved or produced by any combination of these methods and with or without steel borders (in the case of [Class/Classes of Definitive US Notes]) in the form or substantially in the form set out in Schedule 1.

                    (b) (Signing of [Class/Classes of US Notes]): Each [Class/Classes of US Note]must be signed by an Authorised Person or other duly appointed attorney or representative of the Issuer Trustee on behalf of the Issuer Trustee.

                    (c) (Authentication of [Class/Classes of US Notes]): Each [Class/Classes of US Note] must be authenticated by an Authorised Person or other duly appointed representative of the Note Trustee on behalf of the Note Trustee. No [Class/Classes

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                         of US Note] will be valid for any purpose unless and
                         until so authenticated.

                    (d) (Dating of [Class/Classes of US Notes]): The [Class/Classes of US Notes] must be dated the date of their authentication.

Initial issue as [Class/Classes of Book Entry US Notes]
               3.3  (a)  (Issue as [Class/Classes of Book Entry US Notes]): The
                         [Class/Classes of US Notes] will upon issue be represented by one or more book-entry notes initially registered in accordance with clause 4 in the name of [name of nominee], as nominee of DTC as the initial Depository.

                    (b)  (Delivery of [Class/Classes of Book Entry US Notes]):
                         The Issuer Trustee must on the date of this deed deliver or procure the delivery of [Class/Classes of Book Entry US Notes] to the Principal Paying Agent as agent for the Depository.

                    (c) (Rights attaching to [Class/Classes of Book Entry US Notes]): A [Class/Classes of Book Entry US Note] executed and authenticated in accordance with clause
                         3.2 will constitute binding and valid obligations of the Issuer Trustee. Until a [Class/Classes of Book Entry US Note] has been exchanged pursuant to this deed, it shall in all respects be entitled to the same benefits as a [Class/Classes of Definitive US Note] except as specifically provided to the contrary in this deed or the provisions of the [Class/Classes of Book Entry US Note].

                    (d) (Exchange etc): Subject to this deed, the procedures relating to the exchange, authentication, delivery, surrender, cancellation, presentation, marking up or down of any [Class/Classes of Book Entry US Note] and any other matters to be carried out by the relevant parties upon exchange of any [Class/Classes of Book Entry US Note] will be made in accordance with the provisions of the [Class/Classes of Book Entry US Notes] and the normal practice of the Depository's nominee, the [Registrar of the Class/Classes of US Notes] and the rules and procedures of the Depository from time to time.

                    (e) (Dealings with Depository): Unless and until the [Class/Classes of Definitive US Notes] have been issued to a [Owner of Class/Classes of US Note] pursuant to clause 3.4, the following provisions apply:

                        (i) the Issuer Trustee, the Global Trust Manager, each Agent and the Note Trustee will be entitled to deal with the Depository for all purposes whatsoever (including the payment of principal of and interest on the [Class/Classes of US Notes] and the giving of instructions or directions under this deed) as the absolute holder of the [Class/Classes of US Notes] and none of the Issuer Trustee, the Global Trust Manager,

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                              any Agent or the Note Trustee will be affected by
                              notice to the contrary;

                        (ii) whenever a notice or other communication to the [Noteholders of Class/Classes of US Notes] is required under this deed or any other Transaction Document all such notices and communications must be given to the Depository and are not required to be given to the [Owner of Class/Classes of US Notes];

                        (iii) the rights of [Owner of Class/Classes of US
                              Notes] may be exercised only through the Depository and are limited to those established by law and agreements between such [Owner of Class/Classes of US Notes] and the Depository and/or the Clearing Agency Participants;

                        (iv) the Issuer Trustee, the Global Trust Manager, each Agent and the Note Trustee may conclusively rely upon any statement from the Depository or any Clearing Agency Participant as to the votes, instructions or directions it has received from [Owner of Class/Classes of US Notes] and/or Clearing Agency Participants.

                         To the extent that the provisions of this clause 3.3 conflict with any other provisions of this deed, the provisions of this clause 3.3 prevail.

Issue of [Class/Classes of Definitive US Notes]
               3.4  (a)  (Events leading to exchange): If:

                        (i) the Depository advises the Note Trustee in writing that the Depository is no longer willing or able properly to discharge its responsibilities with respect to the [Class/Classes of US Notes] and the Global Trust Manager is unable to locate a qualified successor to act as Depository;

                        (ii) the Global Trust Manager (at its option) advises the Issuer Trustee, the Note Trustee, the Paying Agents and the Depository in writing the [Class/Classes of Definitive US Notes] are to be issued in replacement of the [Class/Classes of Book Entry US Notes]; or

                        (iii) an Event of Default has occurred and is
                              subsisting and the [Owner of Class/Classes of US Notes] representing beneficial interests aggregating to at least a majority of the aggregate Invested Amount of the [Class/Classes of US Notes] advise the Issuer Trustee through the Depository in writing that the continuation of a book entry system is no longer in the best interests of the [Owner of Class/Classes of US Notes],

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                         then the Issuer Trustee, on the direction of the
                         Global Trust Manager, must within 30 days of such event instruct the Depository to notify all of the appropriate [Owner of Class/Classes of US Notes] of the occurrence of any such event and of the availability of [Class/Classes of Definitive US Notes] to such [Owners of Class/Classes of US Notes] requesting the same. The Note Trustee must promptly advise the Issuer Trustee and the Global Trust Manager upon the occurrence of an event referred to in clause 3.4(a)(i) and the Issuer Trustee must promptly advise the Note Trustee and the Global Trust Manager upon the occurrence of an event referred to in clause 3.4(a)(iii).

                    (b) (Exchange for [Class/Classes of Definitive US Notes]): Upon the surrender to the Issuer Trustee of [Class/Classes of Book Entry US Notes] by the Depository following an instruction of the Issuer Trustee pursuant to clause 3.4(a), and the delivery by the Depository of the relevant registration instructions to the Issuer Trustee, the Issuer Trustee must issue and execute and the Note Trustee must authenticate and deliver [Class/Classes of Definitive US Notes] of the same aggregate Invested Amount as those [Class/Classes of Book Entry US Notes], replacing those [Class/Classes of Book Entry US Notes], in accordance with clause 3.2 and the instructions of the Depository. None of the Note Trustee, the Global Trust Manager, the Issuer Trustee or any Agent will be liable for any delay in delivery of such instructions and each such person may conclusively rely on, and will be protected in relying on, such instructions.

                    (c) (No other entitlement): No other [Owner of Class/Classes of US Note] will be entitled to receive a [Class/Classes of Definitive US Note] representing such [Owner of Class/Classes of US Note]'s interest in a [Class/Classes of US Note], except as provided in this clause 3.4.

Indemnity of non-issue of [Class/Classes of Definitive US Notes]
               3.5 If the Issuer Trustee is required to issue [Class/Classes of Definitive US Notes] following an event specified in clause 3.4 but fails to do so within 30 days of surrender to the Issuer Trustee of the [Class/Classes of Book Entry US Notes] in accordance with clause 3.4 then the Issuer Trustee must, subject to clause 23, indemnify the Note Trustee, the [Noteholders of Class/Classes of US Notes] and [Owners of Class/Classes of US Notes], and keep them indemnified, against any loss or damage incurred by any of them if the amount received by the Note Trustee, the [Noteholders of Class/Classes of US Notes] or [Owners of Class/Classes of US Notes], respectively, is less than the amount that would have been received had [Class/Classes of Definitive US Notes] been issued. If the Issuer Trustee breaches its obligations under clause 3.4, it is acknowledged and agreed that damages alone will not be an adequate remedy for such a breach and that, in addition to any other rights they may have, the Note Trustee, the [Noteholders of Class/Classes of US Notes] and the [Owners of Class/Classes of US

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                    Notes] are entitled to sue the Issuer Trustee for specific performance, injunctive relief or other equitable relief to enforce the Issuer Trustee's obligations under clause 3.4.


4    [Register of the Class/Classes of US Notes]
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Maintenance of [Register of the Class/Classes of US Notes]
               4.1 The Note Trustee must procure that the [Register of the Class/Classes of US Notes] is maintained, and that [Class/Classes of US Notes] are transferred, exchanged, replaced, redeemed and cancelled, all in accordance with the provisions of the [Class/Classes of US Notes] (including the [Conditions of the Class/Classes of US Notes]) and the Agency Agreement. If at any time for any reason there ceases to be a person performing the functions of the [Registrar of the Class/Classes of US Notes] under the Agency Agreement, the Note Trustee must act as the [Registrar of the Class/Classes of US Notes] and perform all of the obligations of the [Registrar of the Class/Classes of US Notes] contained in the Agency Agreement.

Provision of [Noteholder of the Class/Classes of US Note] Information
               4.2 (Provision of Information): The Issuer Trustee must provide or procure the provision to the Note Trustee (if the Note Trustee is not the [Registrar of the Class/Classes of US Notes]) at intervals of not more than 6 months (commencing as from the Closing Date), and at such other times as the Note Trustee may request in writing, all information in the possession or control of the [Registrar of the Class/Classes of US Notes] as to the names and addresses of the [Noteholders of Class/Classes of US Notes], provided that the Issuer Trustee will not have any obligations pursuant to this clause 4.2 while the [Class/Classes of US Notes] are all [Class/Classes of Book Entry US Notes].

               4.3 (Note Trustee's Obligations): The Note Trustee must preserve, in as current form as is reasonably practicable, the names and addresses of the [Noteholders of Class/Classes of US Notes] provided to it pursuant to clause 4.2 or otherwise received by it in any capacity and must comply with its obligations pursuant to section 312(b) of the TIA.

               4.4 (Protection): The Issuer Trustee, the Note Trustee and the [Registrar of the Class/Classes of US Notes] will have the protection of section 312(c) of the TIA in relation to the disclosure of information in accordance with clause 4.2 and 4.3.

[Register of the Class/Classes of US Notes] Conclusive
               4.5 A [Class/Classes of US Note] is not a certificate of title and the [Register of the Class/Classes of US Notes] is the only conclusive evidence of title to the [Class/Classes of US Notes].


5        Stamp duties
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                    The Issuer Trustee shall pay any stamp, issue,
                    documentary, registration or other duty or tax duties including interest and penalties, payable in the Commonwealth of Australia, the Australian Capital Territory, the United

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                    States of America and the United Kingdom in respect of the creation, issue and offering of the [Class/Classes of US Notes] and the execution or delivery of this deed and each other Transaction Document. Subject to clause 23, the Issuer Trustee shall also indemnify the Note Trustee and the [Noteholders of Class/Classes of US Notes] from and against all stamp, issue, documentary and other registration taxes paid by any of them in any jurisdiction in connection with any action taken by or on behalf of the Note Trustee or the [Noteholders of Class/Classes of US Notes] and [Owners of Class/Classes of US Notes] to enforce the Issuer Trustee's obligations under this deed or the [Class/Classes of US Notes].


6    Application of moneys received by the Note Trustee
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Declaration of Trust
               6.1 All moneys received by the Note Trustee in respect of the [Class/Classes of US Notes] or amounts payable under this deed shall, despite any appropriation of all or part of them by the Issuer Trustee, be held by the Note Trustee on trust to apply them (subject to clause 6.2):

                    (a) first, in payment of all costs, charges, expenses and liabilities incurred by the Note Trustee (including all fees and remuneration payable to it) in carrying out its functions under this deed;

                    (b) secondly, pari passu and rateably in payment of any amounts owing in respect of the [Class/Classes of US Notes]; and

                    (c) thirdly, in payment of any balance to the Issuer Trustee for distribution in accordance with the Master Trust Deed and the Supplemental Deed in respect of the Trust.

                    If the Note Trustee holds any moneys in respect of [Class/Classes of US Notes] which have become void or in respect of which claims have become prescribed, the Note Trustee shall hold them on these trusts.

Accumulation
               6.2 If the amount of the moneys at any time (other than on a Payment Date) available for payment in respect of the [Class/Classes of US Notes] under clause 6.1 is less than 10 per cent of the then Invested Amount of the [Class/Classes of US Notes] and upon receipt of a written direction from the Global Trust Manager, the Note Trustee may invest such moneys in Authorised Investments denominated in US Dollars until the next Payment Date. In the event the Global Trust Manager does not provide written instructions to the Note Trustee within 5 days of receipt of funds, the Note Trustee may at its discretion, invest the funds in units of money market funds, including money market funds managed or advised by the Note Trustee or an affiliate thereof, having the highest possible rating by a recognised rating agency in the US. The Note Trustee may retain such investments and accumulate the income from them until the earlier of the next Payment Date or when the investments and the accumulations, together with any other funds for the time being under its control and available for such payment, amount to at least 10

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                    per cent of the Invested Amount of the [Class/Classes of
                    US Notes] then outstanding and then such investments, accumulations and funds (after deduction of, or provision for, any applicable taxes) shall be applied as specified in clause 6.1.

Investment
               6.3 Moneys held by the Note Trustee may be invested in its name or under its control in Authorised Investments in accordance with clause 6.2 or deposited in its name or under its control at such bank or other financial institution which has the Required Credit Rating in US$. If that bank or institution is the Note Trustee or a subsidiary, holding or associated company of the Note Trustee, it need only account for an amount of interest equal to the largest amount of interest payable by it on such a deposit to an independent customer. The Note Trustee may at any time vary or transpose any such investments or assets, and shall not be responsible for any resulting loss, whether by depreciation in value or otherwise.


7    Covenants
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 The Issuer Trustee and the Global Trust Manager
               7.1 So long as any [Class/Classes of US Note] is outstanding, each of the Issuer Trustee and the Global Trust Manager severally covenants in favour of the Note Trustee that it:

                    (a) ([Class/Classes of US Notes]) will comply with all of its obligations under the [Class/Classes of US Notes] (as if the provisions of the [Class/Classes of US Notes], including the [Conditions of the Class/Classes of US Notes], were set out in full in this deed);

                    (b)  (Transaction Documents):

                        (i) will comply with, perform and observe all of its material obligations under all the other Transaction Documents to which it is a party; and

                        (ii) will enforce its rights under the Transaction Documents in a manner consistent with its respective obligations and duties under the Transaction Documents;

                    (c) (Notice of Event of Default) will notify the Note Trustee in writing promptly on becoming aware of the occurrence of any Event of Default, Global Trust Manager's Default, Servicer Termination Event, Title Perfection Event or Issuer Trustee Default;

                    (d) (Certificate of Compliance) will provide to the Note Trustee within 120 days after the end of each financial year of the Trust (commencing on the financial year ending on [ ]):

                        (i) in accordance with section 314(a)(4) of the TIA, a certificate from its principal executive officer, principal

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                              financial officer or principal accounting
                              officer as to his or her knowledge of the activities of the Issuer Trustee, the Global Trust Manager, as the case may be, in respect of the Trust during that year and of the Issuer Trustee's, Global Trust Manager's, as the case may be, compliance with all conditions, covenants and other provisions under this deed (and determined without regard to any period of grace or requirement of notice under this deed or any other Transaction Document) and giving reasonable details about any non-compliance; and

                        (ii) a certificate (which may be part of the certificate referred to in clause 7.1(d)(i)) from an Authorised Person of the Issuer Trustee, the Global Trust Manager, as the case may be, stating whether to the best of his or her knowledge in the period since the date of execution of this deed (in the case of the first such certificate) based on a review of the activities referred to in clause 7.1(d)(i) or since the provision of the most recent certificate under this clause 7.1(d)(ii) (in the case of any other such certificate), an Event of Default, Title Perfection Event, Servicer Termination Event, Global Trust Manager's Default or Issuer Trustee Default has occurred and, if any such event has occurred, giving reasonable details of that event;

                    (e) (notices to [Noteholders of Class/Classes of US Notes]) will send to the Note Trustee the form of each notice to be given to [Noteholders of Class/Classes of US Notes] and [Owners of Class/Classes of US Notes] and, once given, two copies of each such notice, such notice to be in a form previously approved by the Note Trustee;

                    (f) (further acts) will so far as permitted by applicable law, do such further things as may be necessary in the opinion of the Note Trustee to give effect to this deed;

                    (g) (notice of late payment) will promptly upon request by the Note Trustee, give notice to the [Noteholders of Class/Classes of US Notes] of any unconditional payment to the Paying Agent or the Note Trustee of any sum due in respect of the [Class/Classes of US Notes] made after the due date for such payment;

                    (h) (change in Agents) will give at least 14 days' prior notice to the [Noteholders of Class/Classes of US Notes] of any future appointment, resignation or removal of an Agent or of any change by an Agent of its Specified Office and not make any such appointment or removal without the Note Trustee's prior written approval;

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                                                                              12
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                    (i)  (provision of legal opinions) will procure the
                         delivery of legal opinions addressed to the Note
                         Trustee in accordance with section 314(b) of the TIA:

                        (i) on the Closing Date, a legal opinion either stating that the Master Security Trust Deed and the Deed of Charge in respect of the Trust has been properly recorded and filed so as to make effective the Security Interest intended to be created by the Deed of Charge in respect of the Trust, and reciting the details of such action, or stating that no such action is necessary to make such Security Interest effective; and

                        (ii) within 120 days after the end of each financial year of the Trust (commencing on the financial year ending in [ ]), a legal opinion either stating that such action has been taken with respect to the recording, filing, re-recording (if any) and re-filing (if any) of the Deed of Charge in respect of the Trust as is necessary to maintain the Security Interest created by such Deed of Charge, and reciting the details of such action or stating that no such action, is necessary to maintain such Security Interest;

                    (j) (Change of Global Trust Manager) will, in the case of the Issuer Trustee only, promptly notify the Note Trustee of any retirement or replacement of the Global Trust Manager pursuant to clause 23 of the Master Trust Deed and of the appointment of a replacement Global Trust Manager;

                    (k) ([Class/Classes of US Notes] held by Issuer Trustee etc) will, in the case of the Issuer Trustee only, send to the Note Trustee as soon as practicable after being so requested by the Note Trustee a certificate of the Issuer Trustee signed by an Authorised Person of the Issuer Trustee stating the number of [Class/Classes of US Notes] held or issued at the date of such certificate by or on behalf of the Issuer Trustee;

                    (l) (books of account) will, in the case of the Issuer Trustee only, keep proper books of account and, at any time after an Event of Default has occurred or if the Note Trustee reasonably believes that such an event has occurred, so far as permitted by applicable law, allow the Note Trustee and anyone appointed by it, access to the books of account of the Issuer Trustee at all times during normal business hours; and

                    (m) (financial statements etc) will, in the case of the Issuer Trustee only, send to the Note Trustee at the time of their issue and in the case of annual financial statements in any event within 180 days of the end of each financial year two copies in English of the Trust's accounts and every notice, statement or circular issued, or which legally or contractually should be issued, to the

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                                                                              13
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                         members or creditors (or any class of them) of the
                         Trust in their capacity as such.

Covenants between Issuer Trustee and Global Trust Manager
               7.2  (a)  (Obligations of Global Trust Manager):  Without
                         limiting any other obligations of the Global Trust Manager pursuant to any Transaction Document, the Global Trust Manager covenants in favour of the Issuer Trustee to prepare and submit to the Issuer Trustee all documents required to be filed with or submitted to the Commission by the Issuer Trustee in relation to the [Class/Classes of US Notes], the Trust or this deed at least, where possible, 5 Business Days before such filing or submission is required and to take such other actions as may reasonably be taken by the Global Trust Manager to perform or ensure the performance by the Issuer Trustee of its obligations under the TIA or the Exchange Act in relation to the [Class/Classes of US Notes], the Trust or this deed. No breach by the Issuer Trustee of any obligation under the TIA, the Exchange Act or this deed will be considered to be fraudulent, negligent or breach of trust for the purposes of clause 23.3 to the extent that it results from a breach by the Global Trust Manager of this clause 7.2(a).

                    (b) (Obligation of Issuer Trustee): Subject to compliance by the Global Trust Manager with clause 7.2(a), the Issuer Trustee covenants in favour of the Global Trust Manager to sign all documents and do all things reasonably requested by the Global Trust Manager in relation to the compliance by the Issuer Trustee or the Global Trust Manager of its obligations under the TIA or the Exchange Act in relation to the [Class/Classes of US Notes], the Trust or this deed.


8    Enforcement
--------------------------------------------------------------------------------
Actions following Event of Default
               8.1 If an Event of Default has occurred in respect of the Trust, the Note Trustee must:

                    (a) (Notify [Noteholders of Class/Classes of US Notes]): notify each [Noteholder of the Class/Classes of US Note] and such other persons as are specified in section 313(c) of the TIA of the Event of Default in respect of the Trust, as the case may be, within 90 days, or such shorter period as may be required by the rules of any stock exchange on which the [Class/Classes of US Notes] are listed, after the occurrence of the Event of Default in respect of the Trust provided that, except in the case of a default in payment of principal or interest on any [Class/Classes of US Note], the Note Trustee may withhold such notice if and so long as the board of directors, the executive committee or a trust committee of its directors and/or Authorised Persons in good faith determine that withholding the notice is in the interest of [Noteholders of Class/Classes of US Notes];

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                                                                              14
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                    (b)  (Determine whether to Seek Directions): if a meeting
                         of Voting Secured Creditors is to be held under the Master Security Trust Deed, determine whether it proposes to seek directions from [Noteholders of Class/Classes of US Notes] as to how to vote at that meeting and, if so, whether it proposes to instruct the Security Trustee to delay the holding of that meeting while it obtains such directions from the [Noteholders of Class/Classes of US Notes]; and

                    (c) (Vote at Meeting of Voting Secured Creditors): subject to clause 8.5, vote at any meeting of Voting Secured Creditors held under the Master Security Trust Deed. Any such votes by the Note Trustee must be exercised for or against any proposal at the meeting of Voting Secured Creditors in the same proportion as that of the aggregate Invested Amounts of the [Class/Classes of US Notes] held by [Noteholders of Class/Classes of US Notes] who have directed the Note Trustee to vote for or against such a proposal.

               8.2 In addition to the above provisions of this clause 8, and for avoidance of doubt, the Note Trustee also has the power, subject to clause 23 and to the Master Security Trust Deed:

                    (a) (enforce following default) in the event of a default in repayment of the principal or payment of interest by the Issuer Trustee in respect of any [Class/Classes of US Note] when and as the same shall become due and payable, which default has continued for a period of 10 days, to recover judgment, in its own name and as the Note Trustee, against the Issuer Trustee upon the [Class/Classes of US Notes] for the whole amount of such principal and interest remaining unpaid;

                    (b) (file proofs) to file such proofs of claim and other payments or documents as may be necessary or advisable in order to have the claims of the Note Trustee and the [Noteholders of Class/Classes of US Notes] allowed in any judicial proceedings in relation to the Issuer Trustee upon the [Class/Classes of US Notes], the Secured Creditors in relation to the Trust or the Assets of the Trust;

                    (c) (collect moneys) to collect and receive any moneys or other property payable or deliverable on any of those claims and to distribute those moneys; and

                    (d) (enforce rights) if an Event of Default occurs in respect of the Trust and is subsisting, to proceed to protect and enforce its rights and the rights of the [Noteholders of Class/Classes of US Notes] by such appropriate judicial proceedings as the Note Trustee deems most effectual to protect and enforce any such rights, whether for the performance of any provision of this deed or in aid of the exercise of any power under this deed or to enforce any other proper remedy,

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                                                                              15
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                    but nothing in this clause 8.2 is to be construed as
                    requiring the Note Trustee to take any such action unless it has been directed to do so by the [Noteholders of Class/Classes of US Notes] and has been indemnified or put in funds to its satisfaction by the [Noteholders of Class/Classes of US Notes] against any liability that it may incur as a result of taking such action.

Evidence of default
               8.3 If the Security Trustee or the Note Trustee takes any action against the Issuer Trustee to enforce any of the provisions of any [Class/Classes of US Notes] or this deed, proof that:

                    (a) as regards any [Class/Classes of US Note], the Issuer Trustee has not paid any principal or interest due in respect of that [Class/Classes of US Note] shall (unless the contrary is proved) be sufficient evidence that the Issuer Trustee has not paid that principal or interest on all other [Class/Classes of US Notes] in respect of which the relevant payment is then due; and

                    (b) as regards any Interest Amount, the Issuer Trustee has not paid any interest due in respect of that Interest Amount shall (unless the contrary is proved) be sufficient evidence that the Issuer Trustee has not paid that interest on all other Interest Amounts in respect of which the relevant payment is then due.

Overdue interest
               8.4 The rates of interest payable in respect of any [Class/Classes of US Note] which has become due and repayable in full and which has not been repaid shall be calculated at three-monthly intervals, commencing on the expiry of the Interest Period during which the [Class/Classes of US Note] became due and repayable in accordance with the provisions of Condition 6.4, except that no notices need be given to [Noteholders of Class/Classes of US Notes] in relation to that interest.

Restrictions on enforcement
               8.5 If any of the [Class/Classes of US Notes] remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the [Class/Classes of US Notes], the Note Trustee must not vote under the Master Security Trust Deed to, or otherwise direct the Security Trustee to, dispose of the Secured Property in respect of the Trust or consent to the Security Trustee so disposing unless either:

                    (a) a sufficient amount would be realised to discharge in full all amounts owing to the [Noteholders of Class/Classes of US Notes] and any other amounts payable by the Issuer Trustee in respect of the Trust ranking in priority to or pari passu with the [Class/Classes of US Notes]; or

                    (b) the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial adviser selected by the Note Trustee, that the cash flow receivable by the Issuer Trustee (or the Security Trustee under the Master Security Trust Deed) will not (or that

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                                                                              16
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                         there is a significant risk that it will not) be
                         sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Issuer Trustee, to discharge in full in due course all the amounts referred to in paragraph (a).

Liability for Enforcement
               8.6 Subject to clauses 12, 15.3, 15.5 and the mandatory provisions of the TIA, the Note Trustee will not be liable for any decline in the value, nor any loss realised upon any sale or other dispositions made under the Master Security Trust Deed and the Deed of Charge in respect of the Trust, of any Secured Property in respect of the Trust or any other property which is charged to the Security Trustee by any other person in respect of or relating to the obligations of the Issuer Trustee or any third party in respect of the Issuer Trustee or the [Class/Classes of US Notes] or relating in any way to the Secured Property except where caused by its fraud, negligence or breach of trust. Without limitation, the Note Trustee shall not be liable for any such decline or loss directly or indirectly arising from its acting, or failing to act, as a consequence of an opinion reached by it in good faith based on advice received by it in accordance with clause 8.5.

               8.7 The Note Trustee will not be liable for any loss, expense or liability which may be suffered as a result of any assets secured by the Master Security Trust Deed and the Deed of Charge in respect of the Trust, the Secured Property or any deeds or documents of title thereto being uninsured or inadequately insured or by clearing organisations or their operator or by any person on behalf of the Security Trustee or the Note Trustee, except where caused by its fraud, negligence or breach of trust.

               8.8 In giving any direction to the Security Trustee under this deed or the Master Security Trust Deed, the Note Trustee shall not be obliged to ensure that the Security Trustee complies with such direction and will not be liable for failure by the Security Trustee so to comply.

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                                                                              17
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9        Proceedings
--------------------------------------------------------------------------------
Acting only on direction
               9.1  (a)  Subject to paragraph (b), the Note Trustee may but shall not be bound to vote under the Master Security Trust Deed and the Deed of Charge in respect of the Trust, or otherwise direct the Security Trustee under the Master Security Trust Deed and the Deed of Charge in respect of the Trust, or take any proceedings, actions or steps under, or any other proceedings pursuant to or in connection with, the Master
                         Security Trust Deed and the Deed of Charge in respect of the Trust, this deed or any [Class/Classes of US Notes] unless directed or requested to do so by an Extraordinary Resolution of the [Noteholders of Class/Classes of US Notes] and then only if the Note Trustee is indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses which it may incur by so doing.

                    (b) So long as any of the [Class/Classes of US Notes] remain outstanding, the Note Trustee shall not, and shall not be bound to, act at the request or direction of any [Noteholders of Class/Classes of US Notes] other than the [Noteholders of Class/Classes of US Notes] under paragraph (a) unless:

                        (i) so to do would not in its opinion be materially prejudicial to the interests of the [Noteholders of Class/Classes of US Notes]; or

                        (ii) the relevant action is sanctioned by an Extraordinary Resolution of the [Noteholders of Class/Classes of US Notes].

                    (c) If the Note Trustee is entitled to vote at any meeting of the Voting Secured Creditors on behalf of the [Noteholders of Class/Classes of US Notes], the Note Trustee must vote in accordance with the directions of the [Noteholders of Class/Classes of US Notes] and otherwise in its absolute discretion. In acting in accordance with the directions of the [Noteholders of Class/Classes of US Notes], the Note Trustee must exercise its votes for or against any proposal to be put to a meeting in the same proportion as that of the aggregate Invested Amounts of the [Noteholders of Class/Classes of US Notes] who have directed the Note Trustee to vote for or against that proposal.

Security Trustee acting
               9.2 Only the Security Trustee may enforce the provisions of the Master Security Trust Deed and the Deed of Charge in respect of the Trust and neither the Note Trustee nor any [Noteholder of the Class/Classes of US Note] is entitled to proceed directly against the Issuer Trustee to enforce the performance of any of the provisions of the Deed of Charge, the Master Security Trust Deed or the [Class/ Classes of US Notes]

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                                                                              18
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                    (including the [Conditions of the Class/Classes of US
                    Notes]) except that if the Security Trustee, having become bound to take steps and/or to proceed under the Master Security Trust Deed and the Deed of Charge in respect of the Trust, fails to do so within 7 Business Days and such failure is continuing, the Note Trustee failing which the [Noteholders of Class/Classes of US Notes] may proceed directly against the Issuer Trustee but then only if and to the extent the Note Trustee, failing which the [Noteholders of Class/Classes of US Notes], are able to do so under Australian law.

Note Trustee alone entitled to act
               9.3  Only the Note Trustee may:

                    (a) direct the Security Trustee to enforce the provisions of the Master Security Trust Deed and the Deed of Charge in respect of the Trust or otherwise; or

                    (b) enforce the provisions of this deed or the [Class/Classes of US Notes] (including the [Conditions of the Class/Classes of US Notes]),

                    and no [Noteholder of the Class/Classes of US Note] is entitled to take any of the above actions or to proceed directly against the Note Trustee to enforce the performance of any of the provisions of this deed or the [Class/Classes of US Notes] (including the [Conditions of the Class/Classes of US Notes]) except that if the Note Trustee, having become bound to take steps and/or proceed under clause 8, this clause 9 and/or the Master Security Trust Deed and the Deed of Charge in respect of the Trust, fails to do so within a reasonable time and such failure is continuing, the [Noteholders of Class/Classes of US Notes] may take such steps and/or proceedings directly but then only if and to the extent the [Noteholders of Class/Classes of US Notes] are able to do so under Australian law.


10   Remuneration and indemnification of the Note Trustee
--------------------------------------------------------------------------------
Normal remuneration
               10.1 So long as any [Class/Classes of US Note] is outstanding, the Issuer Trustee shall pay the Note Trustee a fee as remuneration for its services as note trustee, in an amount equal to such sum on such dates in each case as may be agreed from time to time with the Issuer Trustee. Such remuneration shall accrue from day to day from the date of this deed until the Trust is terminated, and is to be paid personally by the Issuer Trustee and not from the Assets of the Trust.

Extra remuneration
               10.2 At any time after the Issuer Trustee has failed to pay any sums due under the [Class/Classes of US Notes], or if the Note Trustee undertakes duties which it considers necessary or expedient under this deed, or is requested by the Issuer Trustee to undertake duties, and in either case which they both agree to be of an exceptional nature or otherwise outside the scope of the Note Trustee's normal duties under this deed, the Issuer Trustee shall pay such additional remuneration as

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                                                                              19
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                    they may agree or, failing agreement as to any of the
                    matters in this clause (or as to such sums referred to in clause 10.1), as determined by a merchant or investment bank (acting as an expert and not as arbitrator) selected by the Note Trustee and approved by the Issuer Trustee or, failing such approval, nominated by the President for the time being of the New South Wales Law Society. The expenses involved in such nomination and such merchant bank's fee shall be paid by the Issuer Trustee. The determination of such merchant or investment bank shall be conclusive and binding on the Issuer Trustee, the Note Trustee and the [Noteholders of Class/Classes of US
                    Notes].

Expenses
               10.3 The Issuer Trustee shall also, on each Payment Date, pay all costs, charges, liabilities and expenses properly incurred by the Note Trustee (except for any overhead or general operating expenses incurred by the Note Trustee) in the preparation and execution of this deed and the performance of its functions under this deed including, but not limited to, legal expenses in connection with any legal proceedings properly brought by the Note Trustee against the Issuer Trustee to enforce any provision of this deed, the [Class/Classes of US Notes], and any stamp, documentary, registration or other taxes or duties including any GST paid by the Note Trustee in connection with those documents and its supply of services.

Indemnity
               10.4 Subject to clause 23, the Issuer Trustee shall indemnify the Note Trustee in respect of all liabilities and expenses properly incurred by it or by anyone appointed by it or to whom any of its functions may be delegated by it in the carrying out of its functions and against any loss, liability, cost, claim, action, demand or expense (including, but not limited to, all proper costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) which any of them may incur or which may be made against any of them arising out of or in relation to or in connection with, its appointment or the exercise of its functions.

Continuing effect
               10.5 Clauses 10.3 and 10.4 will continue in full force and effect as regards the Note Trustee even if it no longer is Note Trustee.


11   Supplemental Provisions
--------------------------------------------------------------------------------
Liability to Account
               11.1 The Note Trustee is under no obligation to account to any
                    Interested Person for any moneys received pursuant to this deed or any other Transaction Document other than those received by the Note Trustee from the Issuer Trustee or received or recovered by the Note Trustee under this deed or any other Transaction Document, subject always to such deductions and withholdings by the Note Trustee as are authorised by this deed. Obligations of the Note Trustee to any Interested Person or any other person under or in connection with this deed can only be enforced against the Note Trustee to the extent to which they can be satisfied out of such moneys in accordance with this deed.

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                                                                              20
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[Class/Classes of US Notes]
               11.2 The Note Trustee is not responsible for the receipt or application of the proceeds of issue of any of the [Class/Classes of US Notes] or (except when acting as [Registrar of the Class/Classes of US Notes] and to the extent specifically provided in this deed or the Agency Agreement) for the exchange, transfer or cancellation of any Note.

Advice
               11.3 The Note Trustee may act on the opinion or advice of, or information obtained from, any expert (including any lawyer, valuer, accountant, banker, broker, credit-rating agency or lead manager) and shall not be responsible to anyone for any loss occasioned by so acting to the extent it conforms with any applicable requirements of this deed or the TIA. Any such opinion, advice or information may be sent or obtained by letter, telex, telegraph, cable or fax and the Note Trustee shall not be liable to anyone for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even if it contains some error or is not authentic.

Note Trustee to assume performance
               11.4 The Note Trustee need not notify anyone of the execution of this deed or any other Transaction Document or any transaction contemplated by them or do anything to find out if an Event of Default has occurred in respect of the Trust. Until it has actual knowledge or express notice to the contrary, the Note Trustee may assume that no such event has occurred and that the Issuer Trustee and each other party to the Transaction Documents is performing all its obligations under this deed and the [Class/Classes of US Notes].

Resolutions of [Noteholders of Class/Classes of US Notes]
               11.5 The Note Trustee shall not be responsible for having acted in good faith on a resolution purporting to have been passed at a meeting of [Noteholders of Class/Classes of US Notes] in respect of which minutes have been made and signed even if it is later found that there was a defect in the constitution of the meeting or the passing of the resolution or that the resolution was not valid or binding on the [Noteholders of Class/Classes of US Notes].

Reliance
               11.6 Subject to clause 15.2(b), the Note Trustee is, for any purpose and at any time, entitled to rely on, act upon, accept and regard as conclusive and sufficient (without being in any way bound to call for further evidence or information or being responsible for any loss that may be occasioned by such reliance, acceptance or regard) any of the following:

                    (a) any information, report, balance sheet, profit and loss account, certificate or statement supplied by the Issuer Trustee, the Security Trustee, or the Global Trust Manager or by an officer, auditor or solicitor of the Issuer Trustee, the Security Trustee, or the Global Trust Manager;

                    (b) any information or statement provided to it in relation to the [Class/Classes of US Notes], the [Noteholders of Class/Classes

                                                                              21
--------------------------------------------------------------------------------
                         of US Notes] or the [Owners of Class/Classes of US Notes] by the Depository or its nominee;

                    (c) all statements (including statements made or given to the best of the maker's knowledge and belief or similarly qualified) contained in any information, report, balance sheet, profit and loss account, certificate, opinion or statement given pursuant to or in relation to this deed, the Master Security Trust Deed, the Deed of Charge in respect of the Trust, the Master Trust Deed or the Supplemental Deed in respect of the Trust provided the Note Trustee shall examine, where applicable, the evidence furnished to it pursuant to any provision of this deed to determine whether or not such evidence conforms to the requirements of this deed;

                    (d) all accounts supplied to the Note Trustee pursuant to this deed and all reports of the Auditor supplied to the Note Trustee pursuant to this deed; and

                    (e) notices and other information supplied to the Note Trustee under this deed,

                    save, in each case, when it is actually aware that the information supplied pursuant to subclauses (a) to (e) is incorrect or incomplete.

Certificate signed by Authorised Person
               11.7 If the Note Trustee, in the exercise of its functions, requires to be satisfied or to have information as to any fact or the expediency of any act, it may call for and accept as sufficient evidence of that fact or the expediency of that act a certificate signed by an Authorised Person of the Issuer Trustee or the Global Trust Manager as to that fact or to the effect that, in their opinion, that act is expedient and the Note Trustee need not call for further evidence and shall not be responsible for any loss occasioned by acting on such a certificate. Nothing in this clause 11.7 is to be construed as either limiting the Note Trustee's right to call for such evidence, in its discretion, and to exercise its powers under this deed so to do or permitting the Note Trustee to rely on evidence of compliance with conditions precent where such reliance is not permitted by section 314 of the TIA.

Signatures
               11.8 The Note Trustee may rely in good faith on the validity of any signature on any Note, transfer, form or application or other instrument or document unless the Note Trustee has reason to believe that the signature is not genuine. The Note Trustee is not liable to make good out of its own funds any loss incurred by any person if a signature is forged or otherwise fails to bind the person whose signature it purports to be or on whose behalf it purports to be made.

Deposit of documents
               11.9 The Note Trustee may deposit this deed and any other
                    documents with any bank or entity whose business includes the safe custody of

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                                                                              22
--------------------------------------------------------------------------------
                    documents or with any lawyer or firm of lawyers believed by it to be of good repute and may pay all sums due in respect thereof.

Discretion
              11.10 The Note Trustee shall have absolute and uncontrolled discretion as to the exercise of its functions and shall not be responsible for any loss, liability, cost, claim, action, demand, expense or inconvenience which may result from their exercise or non-exercise except where it arises from the Note Trustee's fraud, negligence or breach of trust.

Agents
              11.11 Whenever it considers it expedient in the interests of the [Noteholders of Class/Classes of US Notes], the Note Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay an agent selected by it, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Note Trustee (including the receipt and payment of money). The Note Trustee remains liable for the acts or omissions of an agent except where the Note Trustee has acted in good faith and without negligence or breach of trust in relation to the appointment of the agent. The Note Trustee is not bound to supervise the proceedings or acts of any such agent.

Delegation
              11.12 Whenever it considers it expedient in the interests of the [Noteholders of Class/Classes of US Notes], the Note Trustee may delegate to any person on any terms (including power to sub-delegate) all or any of its functions. The Note Trustee remains liable for the acts or omissions of a delegate except where the Note Trustee has acted in good faith and without negligence or breach of trust in relation to the appointment of the delegate. The Note Trustee shall not have any obligation to supervise such delegate or be responsible for any loss, liability, cost, claim, action, demand or expense incurred by reason of any misconduct or default by any such delegate or sub-delegate.

Application to Court
              11.13 The Note Trustee may, whenever it thinks it expedient in the interests of the [Noteholders of Class/Classes of US Notes], apply to any court for directions in relation to any question of law or fact arising either before or after an Event of Default in respect of the Trust and assent to or approve any applications of any [Noteholder of the Class/Classes of US Note], the Issuer Trustee or the Global Trust Manager.

Interests of [Noteholders of Class/Classes of US Notes]
              11.14 In connection with the exercise by it of any of its
                    trusts, powers, authorities and discretions under this deed or any other Transaction Document (including, without limitation, any modification, waiver, authorisation or determination), the Note Trustee must where it is required to have regard to the interests of the [Noteholders of Class/Classes of US Notes], have regard to the general interests of the [Noteholders of Class/Classes of US Notes]. The Note Trustee will not

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                                                                              23
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                    incur any liability to any [Noteholder of the
                    Class/Classes of US Note] as a result of the Note Trustee giving effect to this clause.

Assumption as to Prejudice
              11.15 The Note Trustee is entitled to assume, for the purposes of exercising any power, trust, authority, duty or discretion under or in relation to the [Class/Classes of US Notes], this deed or any other Transaction Document in respect of the Trust, that such exercise will not be materially prejudicial to the interest of the [Noteholders of Class/Classes of US Notes] if each Current Rating Agency has confirmed in writing that such exercise will not result in the reduction, qualification or withdrawal of the credit rating then assigned by it to the [Class/Classes of US Notes] (but nothing in this clause is to be construed as requiring the Note Trustee to obtain such confirmation).

Ratings
              11.16 Except as otherwise provided in this deed or any other
                    Transaction Document in respect of the Trust, the Note Trustee has no responsibility for the maintenance of any rating of the [Class/Classes of US Notes] by any Current Rating Agency or any other person.

Validity of Transaction Documents
              11.17 The Note Trustee is not responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability, admissibility in evidence, form or content of this deed or any other Transaction Document in respect of the Trust (other than the execution and delivery by it of this deed and each other Transaction Document in respect of the Trust to which it is expressed to be a party and the performance of those obligations expressed to be binding on it under this deed and such Transaction Documents) and is not liable for any failure to obtain any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of this deed or any other Transaction Document in respect of the Trust except to the extent specifically provided in this deed or such Transaction Document. The Note Trustee is not responsible for recitals, statements, warranties or representations of any party (other than itself) contained in any Transaction Document in respect of the Trust (and is entitled to assume the accuracy and correctness thereof).

Defect in Security
              11.18 The Note Trustee is not bound or concerned to examine or enquire into nor is it liable for any defect in or failure to perfect any Security Interest created or purported to be created by the Master Security Trust Deed or the Deed of Charge in respect of the Trust and the Note Trustee may accept without enquiry, requisition or objection such title as the Security Trustee may have to the Secured Property in respect of the Trust or any part thereof from time to time and shall not be bound to investigate or make any enquiry into the title of the Security Trustee or the Secured Property in respect of the Trust or any part thereof from time to time.

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                                                                              24
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[Noteholders of Class/Classes of US Notes] Responsible
              11.19 Each [Noteholder of the Class/Classes of US Note] is
                    solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and, nature of the Issuer Trustee and the Trust and the Note Trustee does not at any time have any responsibility for the same and no [Noteholder of the Class/Classes of US Note] may rely on the Note Trustee in respect of such appraisal and investigation.

Limit on Obligation
              11.20 No provision of this deed or any other Transaction
                    Document requires the Note Trustee to do anything which may be contrary to any applicable law or regulation or to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or full indemnity against such risk or liability is not assured to it. Except for the obligations imposed on it under this deed, the [Class/Classes of US Notes] or any other Transaction Document, the Note Trustee is not obliged to do or omit to do any thing, including entering into any transaction or incurring any liability unless the Note Trustee's liability, is limited in a manner satisfactory to the Note Trustee in its absolute discretion.

No liability for breach
              11.21 The Note Trustee is not to be under any liability
                    whatsoever for a failure to take any action in respect of any breach by the Issuer Trustee of its duties as trustee of the Trust of which the Note Trustee is not aware or in respect of any Event of Default in respect of the Trust of which the Note Trustee is not aware.

Dispute or ambiguity
              11.22 In the event of any dispute or ambiguity as to the
                    construction or enforceability of this deed or any other Transaction Document in respect of the Trust, or the Note Trustee's powers or obligations under or in connection with this deed or the determination or calculation of any amount or thing for the purpose of this deed or the construction or validity of any direction from [Noteholders of Class/Classes of US Notes], provided the Note Trustee is using reasonable endeavours to resolve such ambiguity or dispute, the Note Trustee, in its absolute discretion, may (but will have no obligation to) refuse to act or refrain from acting in relation to matters affected by such dispute or ambiguity.

Loss to charged property
              11.23 The Note Trustee shall not be responsible for any loss, expense or liability occasioned to the Secured Property in respect of the Trust or any other property or in respect of all or any of the moneys which may stand to the credit of the Collections Account from time to time however caused (including, without limitation, where caused by an act or omission of the Security Trustee) unless that loss is occasioned by the fraud, negligence or breach of trust of the Note Trustee.

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                                                                              25
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Forged [Class/Classes of US Notes]
              11.24 The Note Trustee shall not be liable to the Issuer
                    Trustee or any [Noteholder of the Class/Classes of US
                    Note] by reason of having accepted as valid or not having rejected any Note purporting to be such and later found to be forged or not authentic.

Confidentiality
              11.25 Unless ordered to do so by a court of competent
                    jurisdiction, the Note Trustee shall not be required to disclose to any [Noteholder of the Class/Classes of US Note] or Unitholder any confidential financial or other information made available to the Note Trustee by the Issuer Trustee.

Disclosure
              11.26 Subject to this deed, any applicable laws and any duty of confidentiality owed by any Interested Person to any other person, the Note Trustee may, for the purpose of meeting its obligations under this deed, disclose to any [Noteholder of the Class/Classes of US Note] any confidential, financial or other information made available to the Note Trustee by an Interested Person or any other person in connection with this deed.

Determinations conclusive
              11.27 As between itself and the [Noteholders of Class/Classes of US Notes], the Note Trustee may determine all questions and doubts arising in relation to any of the provisions of this deed or the [Conditions of the Class/Classes of US Notes]. Such determinations, whether made upon such a question actually raised or implied in the acts or proceedings of the Note Trustee, shall be conclusive and shall bind the Note Trustee and the [Noteholders of Class/Classes of US Notes].

Currency conversion
              11.28 Subject to the [Conditions of the Class/Classes of US
                    Notes], the Master Security Trust Deed, and the Deed of Charge in respect of the Trust, where it is necessary or desirable to convert any sum from one currency to another, it shall (unless otherwise provided hereby or required by law) be converted at such rate or rates, in accordance with such method and as at such date as may reasonably be specified by the Note Trustee but having regard to current rates of exchange, if available. Any rate, method and date so specified shall be binding on the Issuer Trustee, Global Trust Manager and the [Noteholders of Class/Classes of US Notes].

[Class/Classes of US Notes] held by the Issuer Trustee etc
              11.29 In the absence of actual knowledge or express notice to the contrary, the Note Trustee may assume without enquiry that no [Class/Classes of US Notes] are for the time being held by or on behalf of the Issuer Trustee.

Legal opinions
              11.30 Subject to the requirements of the TIA imposed on the
                    Note Trustee in relation to opinions, the Note Trustee shall not be responsible to any person for failing to request, require or receive any legal opinion relating to any [Class/Classes of US Notes] or for checking or commenting upon the content of any such legal opinion.

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                                                                              26
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No liability for tax on payments
              11.31 The Note Trustee has no responsibility whatsoever to any
                    [Noteholder of the Class/Classes of US Note] or any other person in relation to any deficiency in a payment by the Note Trustee to any [Noteholders of Class/Classes of US Notes] if that deficiency arises as a result of the Note Trustee or the Issuer Trustee being subject to any Tax in respect of that payment, the Secured Property in respect of the Trust, the Master Security Trust Deed, this deed or any income or proceeds from them.

Powers additional
              11.32 The powers conferred upon the Note Trustee by this deed are in addition to its powers under general law.


12   Note Trustee liable for negligence
--------------------------------------------------------------------------------
                    If the Note Trustee fails to show the degree of care and diligence required of it as trustee having regard to the provisions of this deed and the mandatory provisions of the TIA conferring on it any trusts, powers, authorities or discretions, nothing in this deed shall relieve or indemnify it from or against any liability which would otherwise attach to it in respect of any fraud, negligence or breach of trust of which it may be guilty.


13   Waiver
--------------------------------------------------------------------------------
Waiver
                    The Note Trustee may, without the consent of the [Noteholders of Class/Classes of US Notes] and without prejudice to its rights in respect of any subsequent breach, from time to time and at any time, if in its opinion the interests of the [Noteholders of Class/Classes of US Notes] will not be materially prejudiced thereby, waive or authorise, on such terms as seem expedient to it, any breach or proposed breach by the Issuer Trustee of this deed or the [Conditions of the Class/Classes of US Notes] provided that the Note Trustee shall not do so in contravention of an express direction given by an Extraordinary Resolution of the [Noteholders of Class/Classes of US Notes] or a request made pursuant to Condition 10.1. No such direction or request will affect a previous waiver, authorisation or determination. Any such waiver, authorisation or determination shall be binding on the [Noteholders of Class/Classes of US Notes] and, if the Note Trustee so requires, will be notified to the [Noteholders of Class/Classes of US Notes] as soon as practicable.

14   Note Trustee not precluded from entering into contracts
--------------------------------------------------------------------------------
                    The Note Trustee and any other person (including any director or officer of the Note Trustee), whether or not acting for itself, may acquire, hold or dispose of any [Class/Classes of US Note] or other security (or any interest therein) of the Issuer Trustee or any other person, may enter into or be interested in any contract or transaction with the Issuer Trustee or any other party to a Transaction Document in respect of the Trust and may act on, or as depository or agent for, any committee or body of

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                                                                              27
--------------------------------------------------------------------------------
                    holders of any securities of any such person in each case with the same rights as it would have had if the Note
                    Trustee were not acting as Note Trustee and need not account for any profit or commission received in connection with such arrangements. This clause 14 only applies if the Note Trustee is subject to section 311(a) of the TIA.


15   Duties of Note Trustee
--------------------------------------------------------------------------------
Note Trustee's General Duties
               15.1 The Note Trustee must comply with the duties imposed on it by this deed, the [Class/Classes of US Notes] (including the [Conditions of the Class/Classes of US Notes]) and each other Transaction Document in respect of the Trust to which it is a party and must in the exercise of all discretions vested in it by this deed and all other Transaction Documents in respect of the Trust except where expressly provided otherwise, have regard to the interest of the [Noteholders of Class/Classes of US Notes].

Duties prior to an Event of Default
               15.2 Prior to an Event of Default in respect of the Trust:

                    (a) the Note Trustee shall not be liable except for the performance of such duties as are specifically set out in this deed, the [Class/Classes of US Notes] (including the [Conditions of the Class/Classes of US Notes]) or any other Transaction Document in respect of the Trust to which it is a party and no implied covenants or obligations on the part of the Note Trustee are to be read into this deed (subject to the mandatory requirements of the TIA); and

                    (b) (subject to the mandatory requirements of the TIA) the Note Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, in the absence of bad faith on the part of the Note Trustee, upon certificates or opinions furnished to the Note Trustee and conforming to the requirements of this deed provided that the Note Trustee shall examine, where applicable, the evidence furnished to it pursuant to any provision of this deed to determine whether or not such evidence conforms to the requirements of this deed.

Duties following an Event of Default
               15.3 If an Event of Default has occurred in respect of the
                    Trust and is subsisting, the Note Trustee shall exercise the rights and powers vested in it by this deed and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

Certain Limitations of Liability where Acting in Good Faith
               15.4 The Note Trustee shall not be liable under this deed or any Transaction Document in respect of the Trust for any error of judgment made in good faith by an Authorised Person of the Note Trustee unless it is proved that the Note Trustee was negligent in ascertaining the pertinent facts.

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                                                                              28
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Note Trustee Not Relieved of Liability for Negligence
               15.5 Subject to clauses 15.2 and 15.4, nothing in this deed will relieve the Note Trustee from liability for its own negligent action, its own negligent failure to act or its own breach of trust. Section 315(d)(3) of the TIA is expressly excluded by this deed.

Preferred Collection of Claims Against Issuer Trustee
               15.6 The Note Trustee must comply with section 311(a) of the
                    TIA and the rules thereunder other than with respect to any creditor relationship excluded from the operation of section 311(a) by section 311(b) of the TIA. Following its retirement or removal pursuant to clause 18, the Note Trustee will remain subject to section 311(a) of the TIA to the extent required by the TIA.

Compliance with Section 310 of the TIA
               15.7 (Section 310(a) of TIA): The Note Trustee must ensure that it at all times satisfies the requirements of section 310(a) of the TIA.

               15.8 (Capital): Without limiting the foregoing, the Note
                    Trustee must ensure that it all times has a combined capital and surplus (as those terms are used in the TIA) of at least US$50,000,000 as set forth in its most recent published annual report of condition.

               15.9 (Section 310(b) of TIA): The Note Trustee must at all times comply with section 310(b) of the TIA, provided that any indenture or indentures under which other securities of the Issuer Trustee are outstanding will be excluded from the operation of section 310(b)(1) of the TIA if the requirements for such exclusion set out in section 310(b)(1) of the TIA are met.

Transaction Documents
              15.10 The Note Trustee must make available at the Note
                    Trustee's registered office for inspection by [Noteholders of Class/Classes of US Notes] a copy of each Transaction Document in accordance with Condition 11 (provided that the Note Trustee will not be in default of its obligations pursuant to this clause 15.10 in respect of any Transaction Document, other than a Transaction Document to which the Note Trustee in respect of the Trust is a party, a copy of which has not been provided to the Note Trustee.


16   Amendment
--------------------------------------------------------------------------------
Amendment by Note Trustee
               16.1 Subject to this clause 16 and to any approval required by law, the Note Trustee, the Global Trust Manager and the Issuer Trustee may together agree, without the consent of any [Noteholders of Class/Classes of US Notes], by way of supplemental deed to alter, add to or modify any provision of this deed or the [Class/Classes of US Notes] (including the [Conditions of the Class/Classes of US Notes]) so long as such alteration, addition or modification is not a Payment Modification and such alteration, addition or revocation in the opinion of the Note Trustee:

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                                                                              29
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                    (a)  (Necessary or expedient) is necessary or expedient to comply with the provisions of any statute or with the requirements of any Governmental Agency;

                    (b) (Manifest error) is made to correct a manifest error or ambiguity, or is to correct inconsistency between the provisions of any Transaction Document and the description of the provisions thereof in the related prospectus, or is of a formal, technical or administrative nature only;

                    (c) (Amendment to law) is appropriate or expedient as a consequence of an amendment to any statute or altered requirements of any Governmental Agency or any decision of any court (including, without limitation, an alteration, addition or modification which is in the opinion of the Note Trustee appropriate or expedient as a consequence of the enactment of a statute or an amendment to any statute or ruling by the Federal Commissioner of Taxation or Deputy Commissioner of Taxation or any governmental announcement or statement or any decision of any court, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Trust or the Note Trust); or

                    (d) (Otherwise desirable) in the opinion of the Note Trustee and the Issuer Trustee is otherwise desirable for any reason and:

                        (i) is not in the opinion of the Note Trustee likely, upon coming into effect, to be materially prejudicial to the interests of [Noteholders of Class/Classes of US Notes]; or

                        (ii) if it is in the opinion of the Note Trustee likely, upon coming into effect, to be materially prejudicial to the interests of [Noteholders of Class/Classes of US Notes], the consent of an Extraordinary Resolution of the [Noteholders of Class/Classes of US Notes] to the alteration, addition or resolution has been obtained. For the purpose of determining whether there has been an Extraordinary Resolution of the [Noteholders of Class/Classes of US Notes] consenting to an alteration, addition or revocation, [Class/Classes of US Notes] which are beneficially owned by the Issuer Trustee or the Global Trust Manager or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Issuer Trustee or the Global Trust Manager, shall be disregarded, provided that the Note Trustee, the Global Trust Manager and the Issuer Trustee may not alter, add to or modify any provision of this deed or the [Class/Classes of US Notes] unless the Global Trust Manager has notified each Current Rating Agency 5 Business Days in advance.

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                                                                              30
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Amendments requiring consent of all [Noteholders of Class/Classes of US Notes]
               16.2 The Note Trustee, the Global Trust Manager and the Issuer
                    Trustee may together agree by way of supplemental deed to make or effect a Payment Modification to this deed or the [Class/Classes of US Notes] (including the [Conditions of the Class/Classes of US Notes]) if, and only if, the consent has first been obtained of each [Noteholder of the Class/Classes of US Note] to such Payment Modification.

Compliance with TIA
               16.3 Any supplemental deed altering, adding to or revoking any provision of this deed or the [Class/Classes of US Notes] (including the [Conditions of the Class/Classes of US Notes]) referred to in this clause 16 must conform, to the extent applicable, with the requirements of the TIA.

No Current Rating Agency downgrade
               16.4 The Note Trustee will be entitled to assume that any
                    proposed alteration, addition or revocation, other than a Payment Modification, will not be materially prejudicial to the interests of [Noteholders of Class/Classes of US Notes] if each Current Rating Agency confirms in writing that if the alteration, addition or revocation is effected this will not lead to a reduction, qualification or withdrawal of the then rating given to the [Class/Classes of US Notes] by the Current Rating Agency.

Distribution of amendments
               16.5 Unless the Note Trustee agrees otherwise, the Global Trust
                    Manager on behalf of the Issuer Trustee must distribute to all [Noteholders of Class/Classes of US Notes] a copy of any amendment made pursuant to this clause 16 as soon as reasonably practicable after the amendment has been made.

Amendments binding on [Noteholders of Class/Classes of US Notes]
               16.6 Any alteration, addition or revocation of a provision of this deed or the [Class/Classes of US Notes] made pursuant to this clause 16 is binding on all [Noteholders of Class/Classes of US Notes].


17   Reports
--------------------------------------------------------------------------------
Reports by Note Trustee
               17.1 If so required by section 313(a) of the TIA, the Note
                    Trustee shall provide to each [Noteholder of the Class/Classes of US Note], and such other persons as the Note Trustee is required by section 313(c) of the TIA to provide, at intervals of not more than 12 months
                    (commencing as from the Closing Date) a brief report of the events referred to in section 313(a) of the TIA that have occurred within the preceding 12 months and shall provide such additional reports to [Noteholders of Class/Classes of US Notes], and such other persons as the Note Trustee is required by section 313(c) of the TIA to provide reports to, as are required by section 313(b) of the TIA at the times specified in that section. A copy of each such report at the time of its provision to [Noteholders of Class/Classes of US Notes] must be copied to the Issuer Trustee and the Global Trust Manager and must be filed by the Note

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                                                                              31
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                    Trustee with the Commission and each stock exchange, if
                    any, on which the [Class/Classes of US Notes] are listed.

Reports by Global Trust Manager
               17.2 The Global Trust Manager covenants that it will:

                    (a) (Copy Securities Exchange Act Reports to Note Trustee) file:

                        (i) with the SEC at such times as are required under the Exchange Act; and

                        (ii) with the Note Trustee, within 15 days after it is required to file the same with the SEC,

                         copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may from time to time by rules and regulations prescribe), if any, which it may be required to file with the SEC pursuant to section 13 or 15(d) of the Exchange Act or, if it is not required to file information, documents or reports pursuant to either of such sections, then to file with the Note Trustee and the SEC, in accordance with the rules and regulations prescribed by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations;

                    (b) (Other reports) file with the Note Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the SEC, such additional information, documents and reports with respect to compliance by it with the conditions and covenants of this deed as may be required from time to time by such rules and regulations; and

                    (c) (Summaries to [Noteholders of Class/Classes of US Notes]) transmit to [Noteholders of Class/Classes of US Notes], and such other persons as are required by section 314(a)(3) of the TIA, such summaries of any information, documents and reports required to be filed by the Global Trust Manager pursuant to clauses 17.2(a) and (b) as may be required by rules and regulations prescribed from time to time by the SEC.

Restricted Securities
               17.3 The Issuer Trustee and the Global Trust Manager each
                    severally covenants that it will forthwith notify the Note Trustee if, at any time, after the Closing Date, any [Class/Classes of US Notes] become "restricted securities" (as defined in Rule 144(a)(3) of the Securities Act of 1933 of the United States of America) and during any period during which the Issuer Trustee or the Global Trust Manager is neither subject to Sections 13 or 15(d) of the Exchange Act nor exempt from reporting pursuant to Rule 12g3-2(d) under the Exchange Act, make available to each holder of those [Class/Classes of US Notes] in connection with any

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                                                                              32
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                    resale of those [Class/Classes of US Notes] and to any
                    prospective purchaser of the [Class/Classes of US Notes] from that holder, in each case upon request, the information specified in and meeting the requirements of Rule 144(A)(d)(4) under the Securities Act.


18   Appointment, retirement and removal of the Note Trustee
--------------------------------------------------------------------------------
Appointment
               18.1 The Issuer Trustee has the power to appoint new note
                    trustees but no-one may be so appointed unless previously approved by an Extraordinary Resolution of the [Noteholders of Class/Classes of US Notes]. The Issuer Trustee may not appoint a new Note Trustee if such appointment would result in the suspension, reduction, qualification or withdrawal of a rating assigned to any of the [Class/Classes of US Notes] by any Current Rating Agency. Any appointment of a new Note Trustee shall be notified by the Issuer Trustee to the [Noteholders of Class/Classes of US Notes] and each Current Rating Agency as soon as practicable. Any new Note Trustee must forthwith execute a deed on substantially the same terms as this deed.

Retirement of Note Trustee
               18.2 The Note Trustee covenants that it will retire as Note
                    Trustee if:

                    (a) (Insolvency): an Insolvency Event occurs in relation to the Note Trustee in its personal capacity or in respect of its personal assets (and not in its capacity as trustee of any trust or in respect of any assets it holds as trustee);

                    (b) (Ceases to carry on business): it ceases to carry on business;

                    (c) (Ceases to be an Eligible Trust Corporation): it ceases to be an Eligible Trust Corporation;

                    (d) ([Noteholders of Class/Classes of US Notes] require retirement): it is so directed by the Extraordinary Resolution of the [Noteholders of Class/Classes of US Notes];

                    (e) (Breach of duty): it fails to comply with any of its obligations under any Transaction Document with respect to the applicable Trust and the Issuer Trustee and the Global Trust Manager determines that this failure has had, or if continued, will have, an Adverse Effect, and if capable of remedy, the Note Trustee does not remedy this failure within 14 days after the earlier of the following:

                        (i)   the Note Trustee becoming aware of this failure;
                              and

                        (ii) receipt by the Note Trustee of written notice with respect to this failure from either the Issuer Trustee or the Global Trust Manager; and

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                                                                              33
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                        (iii) the Note Trustee fails to satisfy any obligation
                              imposed on it under the TIA with respect to a Trust or this deed; or

                    (f) (Change in ownership): there is a change in ownership of 50% or more of the issued equity share capital of the Note Trustee from the position as at the date of this deed or effective control of the Note Trustee alters from the position as at the date of this deed unless in either case approved by the Global Trust Manager (whose approval must not be unreasonably withheld); or

                    (g) there is an Event of Default in respect of the Trust which requires the Note Trustee to resign by virtue of its obligations under the TIA.

Removal by Issuer Trustee
               18.3 If the Note Trustee refuses to retire, the Issuer Trustee at the direction of the Global Trust Manager is entitled to remove the Note Trustee from office immediately by notice in writing to the Note Trustee if any event referred to in clause 18.2 has occurred. On the retirement or removal of the Note Trustee under the provisions of clause 18.2 or this clause 18.3:

                    (a) (notify Current Rating Agencies): the Issuer Trustee must promptly notify each Current Rating Agency of such retirement or removal; and

                    (b) (appoint substitute note trustee): subject to any approval required by law, the Issuer Trustee is entitled to and must use reasonable endeavours to appoint in writing some other Eligible Trust Corporation that is approved by each Current Rating Agency to be the substitute note trustee and whose appointment is confirmed by each Current Rating Agency not to result in the suspension, reduction, qualifications or withdrawal of a rating assigned by them to any of the [Class/Classes of US Notes].

Note Trustee may Retire
               18.4 The Note Trustee may retire at any time as trustee under this deed upon giving 3 months (or such lesser time as the Global Trust Manager, the Issuer Trustee and the Note Trustee agree) notice in writing to the Issuer Trustee, the Global Trust Manager, the Security Trustee and each Current Rating Agency, without giving any reason and without being responsible for any liabilities incurred by reason of such retirement provided that such retirement is in accordance with this deed, provided further that no such period of notice of retirement may expire within the period of 30 days preceding each Payment Date. Upon such retirement, the Note Trustee, subject to any approval required by law, may appoint in writing any other Eligible Trust Corporation that is approved by the Global Trust Manager, which approval must not be unreasonably withheld by the Global Trust Manager, as Note Trustee in its stead and whose appointment is confirmed by each Current Rating Agency not to result in an Adverse Rating Effect in respect of the [Class/Classes of US Notes]. If the Note Trustee does not propose a replacement by the date

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                                                                              34
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                    which is 1 month prior to the date of its proposed
                    retirement, the Global Trust Manager is entitled to appoint a Substitute Note Trustee, which must be an Eligible Trust Corporation that is approved by each Current Rating Agency, as of the date of the proposed retirement.

Appointment of substitute note trustee by [Noteholders of Class/Classes of US Notes]
               18.5 Notwithstanding clauses 18.2, 18.3 and 18.4, no retirement or removal of the Note Trustee will be effective until a substitute note trustee has been appointed in its place. If a substitute note trustee has not been appointed under clauses 18.2, 18.3 and 18.4 at a time when the position of Note Trustee would, but for this clause 18.5, become vacant in accordance with those clauses, the Issuer Trustee must promptly advise the [Noteholders of Class/Classes of US Notes] who may appoint an Eligible Trust Corporation nominated to act as Note Trustee.

Successor to Note Trustee
               18.6 On the execution by the Issuer Trustee, the Global Trust
                    Manager and any successor note trustee of an instrument effecting the appointment of that successor note trustee, that successor note trustee accepts the appointment and shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of the predecessor Note Trustee with effect as if originally named as Note Trustee in this deed and the Transaction Documents in respect of the Trust and that predecessor Note Trustee, on payment to it of the pro rata proportion of its fee and disbursements then unpaid (if any), shall have no further liabilities under this deed, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Note Trustee is appointed.

               18.7 Any corporation:

                    (a)  into which the Note Trustee is merged;

                    (b)  with which the Note Trustee is consolidated;

                    (c) resulting from any merger or consolidation to which the Note Trustee is a party;

                    (d) to which the Note Trustee sells or otherwise transfers all or substantially all the assets of its corporate trust business,

                    shall, on the date when that merger, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Note Trustee under this deed without the execution or filing of any agreement or document or any further act on the part of the parties to this deed, unless otherwise required by the Issuer Trustee or the Global Trust Manager, and after that effective date all references in this deed to the Note Trustee shall be references to that corporation.

               18.8 If no other person can be found to act as Note Trustee, the [Noteholders of Class/Classes of US Notes] may elect a Note Trustee from among the holders of the [Class/Classes of US Notes] (if any [Class/Classes of US Notes] are outstanding).

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                                                                              35
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Issuer Trustee and Global Trust Manager cannot be appointed
               18.9 Notwithstanding the preceding provisions of this clause
                    18, none of the Global Trust Manager, the Issuer Trustee, any Support Facility Provider nor any of their Related Entities may be appointed as Note Trustee.

No Limitation of TIA
               18.10 Nothing in this clause 18 is to be construed as limiting any right of a [Noteholder of the Class/Classes of US Note] to take any action to remove the Note Trustee in accordance with section 310(b) of the TIA.


19   [Class/Classes of US Notes] held in Clearing Systems and Notices
--------------------------------------------------------------------------------
[Class/Classes of US Notes] held in Clearing Systems
               19.1 So long as any [Class/Classes of US Note] is held on
                    behalf of a Clearing System, in considering the interests of [Noteholders of Class/Classes of US Notes], the Note Trustee may have regard to any information provided to it by such Clearing System or its operator as to the identity (either individually or by category) of its accountholders or participants with entitlements to any such [Class/Classes of US Note] and may consider such interests on the basis that such accountholders or participants were the holder(s) thereof.

20   Currency indemnity
--------------------------------------------------------------------------------
Currency of account and payment
               20.1 U.S. Dollars is the sole currency of account and payment for all sums payable by the Issuer Trustee under or in connection with this deed and the [Class/Classes of US Notes], including damages.

Extent of discharge
               20.2 Any amount received or recovered in a currency other than
                    U.S. Dollars (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Issuer Trustee or otherwise), by the Note Trustee or any [Noteholder of the Class/Classes of US Note] in respect of any sum expressed to be due to it from the Issuer Trustee shall only discharge the Issuer Trustee to the extent of the U.S. Dollar amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so).

Indemnity
               20.3 If that U.S. Dollar amount is less than the U.S. Dollar amount expressed to be due to the recipient under this deed, the [Class/Classes of US Notes] the Issuer Trustee shall indemnify it against any loss sustained by it as a result. In any event, the Issuer Trustee shall (subject to clause 23) indemnify the recipient against the cost of making any such purchase.

Indemnity separate
               20.4 The indemnities in this clause 20 and in clause 10.5
                    constitute separate and independent obligations from the other obligations in this deed, shall

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                                                                              36
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                    give rise to a separate and independent cause of action,
                    shall apply irrespective of any indulgence granted by the Note Trustee and/or any [Noteholder of the Class/Classes of US Note] and shall continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under this deed, the [Class/Classes of US Notes] or any other judgment or order.


21   Representations and warranties
--------------------------------------------------------------------------------
By the Issuer Trustee
               21.1 The Issuer Trustee represents and warrants to the Note
                    Trustee that:

                    (a) (Due Incorporation): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

                    (b) (Constitution): the execution, delivery and performance of this deed does not violate its constitution;

                    (c) (Corporate power): it has the power and has taken all corporate and other action required to enter into this deed and to authorise the execution and delivery of this deed and the performance of its obligations under this deed;

                    (d) (Filings): all corporate notices and all registrations with the Australian Securities and Investments Commission required to be filed or effected, as applicable, by it in connection with the execution, delivery and performance of this deed have been filed or effected, as applicable, and all such filings and registrations are current, complete and accurate;

                    (e) (Execution, delivery and performance): its execution, delivery and performance of this deed does not violate any existing law or regulation in any applicable jurisdiction or any document or agreement to which it is a party or which is binding upon it or any of its assets;

                    (f) (Authorisation): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained by it in connection with the execution, delivery and performance of this deed in its personal capacity have been obtained and are valid and subsisting; and

                    (g) (No breach): it is not in breach of any material provision of the Master Trust Deed or the Supplemental Deed in respect of the Trust.

By the Global Trust Manager
               21.2 The Global Trust Manager represents and warrants to the
                    Note Trustee that:

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                                                                              37
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                    (a)  (Due Incorporation): it is duly incorporated and has
                         the corporate power to own its property and to carry on its business as is now being conducted;

                    (b) (Constitution): the execution, delivery and performance of this deed does not violate its constitution;

                    (c) (Corporate power): it has the power and has taken all corporate and other action required to enter into this deed and to authorise the execution and delivery of this deed and the performance of its obligations under this deed;

                    (d) (Filings): all corporate notices and all registrations with the Australian Securities and Investments Commission required to be filed or effected, as applicable, by it in connection with the execution, delivery and performance of this deed have been filed or effected, as applicable, and all such filings and registrations are current, complete and accurate;

                    (e) (Execution, delivery and performance): its execution, delivery and performance of this deed does not violate any existing law or regulation in any applicable jurisdiction or any document or agreement to which it is a party or which is binding upon it or any of its assets;

                    (f) (Authorisation): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained by it in connection with the execution, delivery and performance of this deed in its personal capacity have been obtained and are valid and subsisting;

                    (g) (Investment Company): the Trust is not, and, if all the parties to the Transaction Documents perform their obligations under the Transaction Documents, will not become, an "investment company" as that term is defined in the Investment Company Act of 1940 of the United States of America;

                    (h) (Compliance with TIA): this deed has been duly qualified under the TIA; and

                    (i) (No breach): it is not in breach of any material provision of the Master Trust Deed or the Supplemental Deed in respect of the Trust.

By the Note Trustee
               21.3 The Note Trustee represents and warrants to the Issuer
                    Trustee and the Global Trust Manager that:

                    (a) (Due Incorporation): it is duly incorporated and has the corporate power to own its property and to carry on its business as is now being conducted;

                    (b) (Constitution): the execution, delivery and performance of this deed does not violate its constitution;

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                                                                              38
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                    (c)  (Corporate power): it has the power and has taken all corporate and other action required to enter into this deed and to authorise the execution and delivery of this deed and the performance of its obligations under this deed;

                    (d) (Filings): all corporate notices and all registrations with the Australian Securities and Investments Commission, the Commission or similar office in its jurisdiction of incorporation and in any other jurisdiction required to be filed or effected, as applicable, by it in connection with the execution, delivery and performance of this deed have been filed or effected, as applicable, and all such filings and registrations are current, complete and accurate;

                    (e) (Execution, delivery and performance): its execution, delivery and performance of this deed does not violate any existing law or regulation in any applicable jurisdiction or any document or agreement to which it is a party or which is binding upon it or any of its assets;

                    (f) (Authorisation): all consents, licences, approvals and authorisations of every Governmental Agency required to be obtained or made by the Note Trustee in connection with the execution, delivery and performance of this deed have been obtained or made and are valid and subsisting;

                    (g) (Eligible Trust Corporation): it is an Eligible Trust Corporation;

                    (h) (No Insolvency Event): no Insolvency Event has occurred and is continuing in relation to the Note Trustee; and

                    (i) (No Litigation): no litigation, arbitration, dispute or administrative proceeding has been commenced or is pending or, to the knowledge of the Note Trustee, threatened by any person which will, or is likely to, have a material and adverse effect on the ability of the Note Trustee to perform its obligations under this deed.


22   Notices
--------------------------------------------------------------------------------
Notices
               22.1 Subject to clauses 22.4, 22.5 and 22.6, any notice,
                    approval, consent or other communication in connection with this deed:

                    (a) must be given by an Authorised Person of the relevant party;

                    (b)  must be in writing; and

                    (c) must be left at the address of the addressee or sent by prepaid ordinary post to the address of the addressee or sent by facsimile to the facsimile number of the addressee, or sent by e-mail to the e-mail address of the addressee specified in clause
                         22.2 or any

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                                                                              39
--------------------------------------------------------------------------------
                         other address, facsimile number or e-mail address any party may from time to time notify to the other parties as its address for service of communications pursuant to this deed.

Initial addresses
               22.2 The initial address and facsimile numbers of the Issuer
                    Trustee, the Global Trust Manager and the Note Trustee are:

                         Issuer Trustee:

                         Address: [        ]
                         Facsimile:        [    ]
                         Attention:        [    ]
                         E-mail:           [    ]

                         Global Trust Manager:

                         Address:          Level 24
                                           500 Bourke Street
                                           Melbourne   VIC   3000
                         Facsimile:        [(613) 8641 0906]
                         Attention:        [Manager, Group Funding]
                         E-mail   :        [                         ]

                         Note Trustee:

                         Address:          [    ]
                         Facsimile:        [    ]
                         Attention:        [    ]
                         E-mail   :        [    ]

Time effective
               22.3 Unless a later time is specified in it, a notice,
                    approval, consent or other communication takes effect from the time it is received.

Receipt
               22.4 A letter, e-mail or facsimile is taken to be received:

                    (a) in the case of a posted letter, on the third (seventh, if posted to or from a place outside Australia) day after posting;

                    (b) in the case of a facsimile, on production of a transmission report by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this clause; and

                    (c) in the case of an e-mail, on receipt by the sender of an e-mail confirmation that the e-mail was delivered in its entirety to the e-mail address of the recipient.

                    However, if the time of deemed receipt of any notice is not before 4.00 p.m. (local time at the address of the recipient) on a Business Day it is

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                                                                              40
--------------------------------------------------------------------------------
                    deemed to have been received at the commencement of business on the next following Business Day.

               22.5 Subject to clause 3.3(e), all notices with respect to the
                    [Noteholders of Class/Classes of US Notes] are valid if despatched in accordance with, and will be regulated by, the [Conditions of the Class/Classes of US Notes].


23   Limited recourse
--------------------------------------------------------------------------------

                    Clause 2 of the Definitions Schedule applies to this deed as if set out in full in it (with any consequential changes as are necessary to give effect to that clause in this deed).


24   Termination
--------------------------------------------------------------------------------
                    At any time after the expiry of the latest period after which the right to any payment of interest or principal becomes void in accordance with the [Conditions of the Class/Classes of US Notes], the Issuer Trustee may by notice to the Note Trustee and copied to the Global Trust Manager terminate the trust constituted by this deed.


25   Trust Indenture Act
--------------------------------------------------------------------------------
Certificates and opinions
               25.1 (a) ([Conditions of the Class/Classes of US Notes] Precedent) Upon any application or request by the Issuer Trustee to the Note Trustee to take any action under any provision of this deed, the Issuer Trustee must furnish to the Note Trustee:

                        (i) a certificate from two Authorised Persons of the Issuer Trustee stating that all conditions precedent, if any, provided for in this deed relating to the proposed action have been complied with;

                        (ii) Counsel's Opinion stating that all such conditions precedent, if any, have been complied with; and

                        (iii) if required by the TIA, a certificate from an
                              accountant meeting the applicable requirements of section 314(c)(3) of the TIA,

                         provided that in the case of any such application or request as to which the furnishing of such documents is specifically required by any other provision of this deed no additional certificate or opinion need be furnished.

                    (b) (Fair Value) The Issuer Trustee must furnish to the Note Trustee a certificate or opinion of an engineer, appraiser or other expert as to the fair value:

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                                                                              41
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                        (i)   of any property or securities to be released
                              from the Security Interest created by the Master Security Trust Deed and the Deed of Charge in respect of the Trust, where this is required by section 314(d)(1) of the TIA;

                        (ii) to the Issuer Trustee of any securities the deposit of which with the Issuer Trustee is to be made the basis for the release of any property or securities subject to the Security Interest created by the Master Security Trust Deed and the Deed of Charge in respect of the Trust, where this is required by section 314(d)(2) of the TIA; and

                        (iii) to the Issuer Trustee of any property the
                              subjection of which to the Security Interest created by the Master Security Trust Deed and the Deed of Charge in respect of the Trust is to be made the basis for the release of any property or securities subject to the Security Interest created by the Master Security Trust Deed and the Deed of Charge in respect of the Trust, where this is required by section 314(d)(3) of the TIA, and every such certificate or opinion must comply with the relevant provisions of section 314(d) of the TIA (and, except as provided otherwise in section 314 of the TIA, may be given by an Authorised Person of the Issuer Trustee).

                    (c) (Form of certificates and options) Each certificate or opinion with respect to compliance with a condition or covenant provided for in this deed (other than the certificate referred to in clause 7.1(d)(i)) shall include:

                        (i) a statement that each signatory of such certificate or opinion has read such covenant or condition and the definitions used therein;

                        (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                        (iii) a statement that, in the opinion of each such
                              signatory, such signatory has made such
                              examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                        (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

Undertaking for Costs
               25.2 (a) (Undertaking) Subject to clause 25.2(b), all parties to this deed agree, and each [Noteholder of the Class/Classes of US Note]

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                                                                              42
--------------------------------------------------------------------------------
                         by such [Noteholder of the Class/Classes of US
                         Note]'s acceptance of the [Class/Classes of US Notes] are deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this deed, or in any suit against the Note Trustee for any action taken, suffered or omitted by it as the Note Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defences made by such party litigant.

                    (b) (Exceptions)The provisions of clause 25.2(a) shall not apply to:

                        (i)   any suit instituted by the Note Trustee;

                        (ii) any suit instituted by any [Noteholder of the Class/Classes of US Note], or group of [Noteholders of Class/Classes of US Notes], in each case holding in the aggregate [Class/Classes of US Notes] with an Invested Amount of more than 10% of the then aggregate Invested Amount of all [Class/Classes of US Notes]; or

                        (iii) any suit instituted by any [Noteholder of the
                              Class/Classes of US Note] for the enforcement of the payment of principal or interest on any [Class/Classes of US Note] on or after the respective due dates expressed in such [Class/Classes of US Note] and in this deed.

Exclusion of section 316(a)(1)
               25.3 Section 316(a)(1) of the TIA is expressly excluded by this deed.

Unconditional rights of [Noteholders of Class/Classes of US Notes] to receive principal and interest
               25.4 Notwithstanding any other provisions in this deed, any
                    [Noteholder of the Class/Classes of US Note] shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on each [Class/Classes of US Note] held by it on or after the respective due dates thereof expressed in such [Class/Classes of US Note] or in this deed or to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such [Noteholder of the Class/Classes of US Note], except to the extent that this deed or the Master Security Trust Deed contains provisions limiting or denying the right of any [Noteholder of the Class/Classes of US Note] to institute any such suit, if and to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver or loss of the Security Interest created by the Master Security Trust Deed upon any property subject to such Security Interest.

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                                                                              43
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Conflict with Trust Indenture Act
               25.5 The provisions of section 310 to 317 (inclusive) of the
                    TIA are incorporated into, are a part of and govern this deed, whether or not contained in this deed, unless expressly excluded by this deed in accordance with the TIA. If any provision of this deed limits, qualifies or conflicts with any provision that is deemed to be included in this deed by virtue of any of the provisions of the TIA, such provision deemed to be included in this deed will prevail.


26   Miscellaneous
--------------------------------------------------------------------------------
Certificate
               26.1 A certificate signed by the Issuer Trustee, Global Trust
                    Manager or Note Trustee or its solicitors about a matter or about a sum payable to the Issuer Trustee, the Global Trust Manager or the Note Trustee in connection with this deed or the Supplemental Deed is sufficient evidence of the matter or sum stated in the certificate unless the matter or sum is proved to be false.

Exercise of rights
               26.2 The Issuer Trustee, Global Trust Manager, Note Trustee or
                    an attorney appointed under this deed may exercise a right, power or remedy at its discretion, and separately or concurrently with another right, power or remedy. A single or partial exercise of a right, power or remedy by the person does not prevent a further exercise of that or an exercise of any other right, power or remedy. Failure by the person to exercise or delay in exercising a right, power or remedy does not prevent its exercise. The person with the right, power or remedy is not liable for any loss caused by its exercise, attempted exercise, failure to exercise or delay in exercising it except in the case of its fraud or wilful default or, in the case of the Issuer Trustee, Global Trust Manager or Note Trustee, negligence, fraud or breach of trust.

Waiver and variation
               26.3 A provision of or a right created under this deed may not be waived or varied except in writing signed by the party or parties to be bound.

Supervening legislation
               26.4 Any present or future legislation which operates to vary the obligations of the Issuer Trustee, Global Trust Manager or Note Trustee in connection with this deed with the result that the rights, powers or remedies of the Issuer Trustee, Global Trust Manager or Note Trustee are adversely affected (including, without limitation, by way of delay or postponement) is excluded except to the extent that its exclusion is prohibited or rendered ineffective by law.

Approvals and consent
               26.5 The Issuer Trustee, the Global Trust Manager, Note Trustee
                    or an attorney appointed under this deed may give conditionally or unconditionally or withhold its approval or consent in its absolute discretion, unless this deed expressly provides otherwise.

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                                                                              44
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Remedies cumulative
               26.6 The rights, powers and remedies provided in this deed are cumulative with and not exclusive of the rights, powers or remedies provided by law independently of this deed.

Indemnities
               26.7 Each indemnity in this deed is a continuing obligation, separate and independent from the other obligations of the Issuer Trustee, the Global Trust Manager and the Note Trustee and survives termination of this deed. It is not necessary for the Issuer Trustee, the Global Trust Manager or the Note Trustee to incur expense or make payment before enforcing a right of indemnity conferred by this deed.

Time of the essence
               26.8 Time is of the essence in this deed in respect of an
                    obligation of the Issuer Trustee or Note Trustee to pay money.

Receipts
               26.9 The receipt of a Receiver, or an Authorised Person of the
                    Issuer Trustee or Note Trustee, releases the person paying money to the Receiver, the Issuer Trustee ore the Note Trustee in connection with this deed from:

                    (a) liability for the money paid or expressed to be received; and

                    (b) being concerned to see to its application or being answerable or accountable for its loss or misapplication.

Acknowledgment
               26.10 The parties acknowledge and agree that the Issuer
                    Trustee, the Global Trust Manager and the Note Trustee in exercising their powers and discretions under this deed, and in performing their obligations under this deed, must act in accordance with their duties and obligations under this deed and may exercise such powers and discretions as provided in this deed and (without limitation) in forming any opinion may obtain and act upon the advice of persons who are not parties to this deed.

               26.11 The parties acknowledge that they are bound by the terms of this deed.

Disclosure of information
               26.12 Subject to this deed, the Issuer Trustee and the Note
                    Trustee is not required (unless ordered so to do by a court of competent jurisdiction) to disclose to any Unitholder, Secured Creditor or any other person confidential, financial or other information made available to the Issuer Trustee and the Note Trustee in connection with this deed.

Rights cumulative
               26.13 The rights, powers and remedies provided in this deed are cumulative and not exclusive of the rights, powers or remedies provided by law independently of this deed.

Signatures
               26.14 The Issuer Trustee, the Global Trust Manager and the Note
                    Trustee may rely on the validity of any signature on any transfer, form of application or other instrument or document unless the Issuer Trustee, the Global

                                                                              45
--------------------------------------------------------------------------------
                    Trust Manager or the Note Trustee (as the case may be) has reasonable grounds to believe that the signature is not genuine. Neither the Issuer Trustee, the Global Trust Manager nor the Note Trustee is liable to make good out of its own funds any loss incurred by any person if a signature is forged or otherwise fails to bind the person whose signature it purports to be or on whose behalf it purports to be made. Any such loss, subject to any right of reimbursement from any other person (including the Global Trust Manager) is to be borne by the relevant Trust in respect of which the loss is incurred.

Meetings
               26.15 A reference in this deed to a meeting of Secured
                    Creditors of a Trust is a reference to a meeting of Secured Creditors of the Trust conducted in accordance with the provisions of the relevant Deed of Charge.

27   Governing law
--------------------------------------------------------------------------------
Governing Law
               27.1 This deed and each Trust are governed by the law in force in the Australian Capital Territory and the rights, liabilities and obligations of the Global Trust Manager, the Issuer Trustee, the Note Trustee, the Unitholders and the Secured Creditors are governed by the laws in force in the Australian Capital Territory.

Submission to jurisdiction
               27.2 Each party irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory and courts of appeal from them. Each party waives any right it has to object to an action being brought in those courts including, without limitation, by claiming that the action has been brought in an inconvenient forum or that those courts do not have jurisdiction.

Service
               27.3 Without preventing any other mode of service, any document in an action (including, without limitation, any writ of summons or other originating process or any third or other party notice) may be served on any party by being delivered to or left for that party at its address for service of notices under clause 22.


28   Counterparts
--------------------------------------------------------------------------------
                    This Note Trust Deed may consist of any numbers of counterparts and all counterparts taken together will be deemed to constitute one and the same instrument.

EXECUTED as a deed.

                                                                              46
--------------------------------------------------------------------------------
Schedule 1                        Form of [Class/Classes of US Note]
--------------------------------------------------------------------------------

Registered                          CUSIP No:
No. R-                              ISIN No.:
                                    Common Code:


Unless this [Class/Classes of US Note] is presented by an authorised representative of The Depository Trust Company, a New York corporation, ("DTC") to the Issuer Trustee (as defined below) or its agent for registration of transfer, exchange or payment, and any [Class/Classes of US Note] issued is registered in the name of [name of nominee] or in such other name as is requested by an authorised representative of DTC (and any payment is made to [name of nominee] or to such other entity as is requested by an authorised representative of DTC), any transfer, pledge or other use of the [Class/Classes of US Note] for value or otherwise by or to any person is wrongful in as much as the registered owner hereof, [name of nominee], has an interest in this [Class/Classes of US Note].

[The above paragraph is to appear in the [Class/Classes of Book Entry US Notes] only.]

The principal of this [Class/Classes of US Note] is payable in instalments and may be subject to charge-offs or exchange as set forth below, the Note Trust Deed and in the [Conditions of the Class/Classes of US Notes]. Accordingly, the outstanding principal amount of this [Class/Classes of US Note] at any time may be less than the amount shown on the face of this [Class/Classes of US Note].

                       [NAME AND ABN OF ISSUER TRUSTEE]
        (a limited liability company incorporated under the law of [ ])
                 in its capacity as trustee ("Issuer Trustee")
               of National RMBS Trust 200[ ]-[ ] (the "Trust")

                          [CLASS/CLASSES OF US NOTE]

This [Class/Classes of US Note] is issued by the Issuer Trustee in an initial aggregate principal amount of US$[ ] (the "[Class/Classes of US Notes]") and is:

(a) constituted by a Note Trust Deed (the "Note Trust Deed") dated [ ] made between the Issuer Trustee, National Global MBS Manager Pty Ltd ("the Global Trust Manager") and [name of Note Trustee] (the "Note Trustee"); and

(b)  issued subject to, and with the benefit of, amongst other things:

     (i) a Master Trust Deed (the "Master Trust Deed") dated [ ] made between the Global Trust Manager and the Issuer Trustee (as amended from time to time);

     (ii) a Supplemental Deed (the "Supplemental Deed") dated [ ] made between National Australia Bank Limited, the Global Trust Manager, the Issuer Trustee and [name of Security Trustee] ("Security Trustee");

    (iii) a Master Security Trust Deed (the "Master Security Trust Deed") dated [ ] made between the Issuer Trustee, the Global Trust Manager, the Note Trustee and the Security Trustee (as amended from time to time);

     (iv) the Agency Agreement ("Agency Agreement") dated [ ] made between the Issuer Trustee, the Note Trustee, the Global Trust Manager, [name of Principal Paying Agent, Calculation Agent and Registrar] as Principal Paying Agent, [Registrar

                                                                              47
--------------------------------------------------------------------------------
          of the Class/Classes of US Notes] and Calculation Agent, [name of Paying Agent(s)] as a Paying Agent;

     (v)  a Deed of Charge dated [       ] made between the Issuer Trustee, the
          Security Trustee, the Global Trust Manager and the Note Trustee;

     (vi) the Note Trust Deed; and

    (vii) the [Conditions of the Class/Classes of US Notes] as set out in the Annexure to this [Class/Classes of US Note] (the "[Conditions of the Class/Classes of US Notes]").

Unless defined in this [Class/Classes of US Note], words and phrases defined in, or incorporated in, either or both of the Note Trust Deed and the [Conditions of the Class/Classes of US Notes] have the same meaning in this [Class/Classes of US Note]. Where there is any inconsistency in a definition between the Note Trust Deed and the [Conditions of the Class/Classes of US Notes], the Note Trust Deed prevails.

If this [Class/Classes of US Note] is a [Class/Classes of Book Entry US Note] and the Issuer Trustee is obliged to issue [Class/Classes of Definitive US Notes] under clause 3.4(a) of the Note Trust Deed, this [Class/Classes of US Note] will be exchangeable in whole upon its surrender at the offices of the [Registrar of the Class/Classes of US Notes] as specified in the [Conditions of the Class/Classes of US Notes] or notified to [Noteholders of Class/Classes of US Notes] from time to time (or such other place as the Note Trustee may agree) for [Class/Classes of Definitive US Notes] and the Issuer Trustee shall execute and procure that the Note Trustee authenticates and delivers in full exchange for this [Class/Classes of US Note], [Class/Classes of Definitive US Notes] in aggregate principal amount equal to the then Invested Amount of this [Class/Classes of US Note] subject to and in accordance with clause 3.4(b) of the Note Trust Deed. The Issuer Trustee is not obliged to issue [Class/Classes of Definitive US Notes] until 30 days after the occurrence of an event set out in clause 3.4(a) of the Note Trust Deed.

The Issuer Trustee in its capacity as trustee of the Trust, subject to and in accordance with this [Class/Classes of US Note], the [Conditions of the Class/Classes of US Notes], the Agency Agreement, the Supplemental Deed and the Note Trust Deed, promises to pay to [ ] as the registered holder of this [Class/Classes of US Note], or to registered assigns of this [Class/Classes of US Note], the principal sum of US$[ ] (or such part of that amount as may become repayable under the [Conditions of the Class/Classes of US Notes], the Supplemental Deed and the Note Trust Deed) on such date(s) as the principal sum (or any part of it) becomes repayable in accordance with the [Conditions of the Class/Classes of US Notes], the Supplemental Deed and the Note Trust Deed and to pay interest in arrear on each Payment Date on the Invested Amount of this [Class/Classes of US Note] at rates determined in accordance with Condition 6 of the [Conditions of the Class/Classes of US Notes]. The [Class/Classes of Definitive US Notes] to be issued on that exchange will be in registered form each in the denomination of US$[ ] or integral multiples thereof. If the Issuer Trustee fails to meet its obligations to issue [Class/Classes of Definitive US Notes], this shall be without prejudice to the Issuer Trustee's obligations with respect to the [Class/Classes of US Notes] under the Note Trust Deed, the Master Trust Deed, the Supplemental Deed, the Agency Agreement and this [Class/Classes of US Note].

Payments of interest on this [Class/Classes of US Note] due and payable on each Payment Date, together with the instalment of principal, if any, shall be payable in accordance with Condition 8.1 of the [Conditions of the Class/Classes of US Notes] and the Agency Agreement. If this [Class/Classes of US Note] is a [Class/Classes of Book Entry US Note] such payments will be made to the nominee of the Depository (initially, such nominee to be [name of nominee].) and each of the persons appearing from time to time in the records of DTC as the holder of a beneficial interest in a [Class/Classes of US

                                                                              48
--------------------------------------------------------------------------------
Note] will be entitled to receive any payment so made in respect of that [Class/Classes of US Note] only in accordance with the respective rules and procedures of DTC. Such persons will have no claim directly against the Issuer Trustee in respect of payments due on the [Class/Classes of US Notes] which must be made by the holder of this [Class/Classes of US Note], for so long as this [Class/Classes of US Note] is outstanding.

On any payment of principal and/or interest on the [Class/Classes of US Notes] details of that payment shall be endorsed by or on behalf of the Issuer in the [Register of the Class/Classes of US Notes] and, in the case of payments of principal, the Invested Amount and the Stated Amount of the [Class/Classes of US Notes] shall be reduced for all purposes by the amount so paid and endorsed in the [Register of the Class/Classes of US Notes]. Any such record shall be prima facie evidence that the payment in question has been made.

This [Class/Classes of US Note] shall not become valid for any purpose unless and until the Certificate of Authentication attached has been signed by an Authorised Person or other duly appointed representatives of the Note Trustee.

This [Class/Classes of US Note] is governed by, and shall be construed in accordance with, the laws of the Australian Capital Territory, Australia.

If this [Class/Classes of US Note] is a [Class/Classes of Book Entry US Note], this [Class/Classes of US Note] is a global note.

IN WITNESS the Issuer Trustee has caused this [Class/Classes of US Note] to be signed manually by a person duly authorised on its behalf.

[NAME OF ISSUER TRUSTEE] by:



................................................
Authorised Person/duly appointed representative

IMPORTANT NOTES:

Neither the Global Trust Manager nor the Issuer Trustee is under any obligation at any time to repurchase any [Class/Classes of US Notes] from [Noteholders of Class/Classes of US Notes].

This [Class/Classes of US Note] is not a certificate of title and the [Register of the Class/Classes of US Notes] on which these [Class/Classes of US Notes] are registered is the only conclusive evidence of the title of the abovementioned person to the [Class/Classes of US Notes].

The Issuer Trustee's liability is limited in accordance with Condition 12. The Issuer Trustee issues this [Class/Classes of US Note] only in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with the Trust under the Master Trust Deed, the Supplemental Deed, the Note Trust Deed, this [Class/Classes of US Note] or any other Transaction Document is limited to and can be enforced against the Issuer Trustee only to the extent to which it can be satisfied out of the Assets of the Trust out of which the Issuer Trustee is actually indemnified for the liability. This limitation of the Issuer Trustee's liability will not apply to any obligation or liability of the Issuer Trustee to the extent that it is not so satisfied because under any Transaction Document in relation to the Trust or by operation of law there is a reduction in the extent of the Issuer Trustee's indemnification out of the Assets of the Trust as a result of any fraud, negligence or breach of trust on the part of the Issuer Trustee. Subject to the terms of the Transaction Documents, the Issuer Trustee will have no liability for any act or omission of the Global Trust Manager or of any other person.

                                                                              49
--------------------------------------------------------------------------------
Transfers of the [Class/Classes of US Notes] must be pursuant to the annexed form of assignment and otherwise in accordance with clause 5 of the Agency Agreement.

None of the Global Trust Manager or the National Australia Bank Limited (the "Bank") as the Seller and Servicer, or any other affiliate of the Bank or the Issuer Trustee in its personal capacity or as trustee of any other trust guarantees the payment or repayment of any principal, interest or other amounts owing in respect of the [Class/Classes of US Notes].

The [Class/Classes of US Notes] do not represent deposits or other liabilities of the Bank. The holding of the [Class/Classes of US Notes] is subject to investment risk, including possible delays in payment and loss of income and principal invested. No party to the Transaction Documents for the Trust, or any affiliate of any of them, stand in any way behind the capital value and/or performance of the [Class/Classes of US Notes], or the Assets held by the Trust.

                                                                              50
--------------------------------------------------------------------------------
                                       ASSIGNMENT



Social Security or taxpayer I.D., or other identifying number of assignee:

For value received, the undersigned hereby sells, assigns and transfer unto


                                       _________________________________________
                                       (name and address of assignee)

the within [Class/Classes of US Note] and all rights thereunder, and hereby
irrevocably constitutes and appoints                                          ,
attorney to transfer said [Class/Classes of US Note] on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                             *

                                   Signature Guaranteed:

                                   Signatures must be guaranteed by an
                                   "eligible guarantor institution" meeting the requirements of the [Registrar of the Class/Classes of US Notes], which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the [Registrar of the Class/Classes of US Notes] in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

* Note: The signatures of this assignment must correspond with the name of the registered owner as it appears on the face of the within [Class/Classes of US Note] in every particular without alteration, enlargement or any change whatsoever.

                                                                              51
--------------------------------------------------------------------------------
                         CERTIFICATE OF AUTHENTICATION

This [Class/Classes of US Note] is authenticated by [name of Note Trustee] as Note Trustee and until so authenticated shall not be valid for any purpose.

[NAME OF NOTE TRUSTEE] by:

                                       ........
Authorised Person/duly appointed representative

Dated:       [                            ]

                                                                              52
--------------------------------------------------------------------------------
                                   ANNEXURE

           [Insert completed [Class/Classes of US Note] Conditions]

                                                                              53
--------------------------------------------------------------------------------
Schedule 2     Provisions for Meetings of [Noteholders of
               Class/Classes of US Notes]
--------------------------------------------------------------------------------

Validity
               1 A holder of a [Class/Classes of US Note] may obtain a Voting Certificate from a Paying Agent or require Paying Agents to issue a Block Voting Instruction by depositing his [Class/Classes of US Note] with such Paying Agent not later than 48 hours before the time fixed for any meeting. Each Voting Certificate and Block Voting Instruction shall be valid for so long as the relevant [Class/Classes of US Notes] shall not be released (as set out in the relevant definition in the Definitions Schedule) and during the validity of such Voting Certificate or Block Voting Instruction the holder of such Voting Certificate or (as the case may be) the Proxy named in such Block Voting Instruction shall, for all purposes in connection with any meeting of [Noteholders of Class/Classes of US Notes], be deemed to be the [Noteholder of the Class/Classes of US Note] of the [Class/Classes of US Notes] to which such Voting Certificate or Block Voting Instruction relates and the Paying Agents with which (or to the order of which) such [Class/Classes of US Notes] have been deposited shall be deemed for such purposes not to be the [Noteholder of the Class/Classes of US Note] of those [Class/Classes of US Notes].

Who may convene meetings
               2 The Note Trustee or the Issuer Trustee at any time may, and the Note Trustee (subject to it being indemnified to its satisfaction against all costs and expenses thereby occasioned) upon request in writing of the [Noteholders of Class/Classes of US Notes] holding not less than five per cent. of the aggregate Invested Amount of the relevant [Class/Classes of US Notes] for the time being outstanding shall, convene a meeting of the [Noteholders of Class/Classes of US Notes]. Whenever the Issuer Trustee or the Note Trustee upon such request of the relevant [Noteholders of Class/Classes of US Notes] is about to convene any such meeting it shall give notice in writing to the Note Trustee (or the Issuer Trustee as the case may be) of the day, time and place of that meeting and of the nature of the business to be transacted at that meeting. If the Note Trustee receives notice of a meeting pursuant to the terms of the Master Security Trust Deed it shall convene a meeting of the [Noteholders of Class/Classes of US Notes] as soon as practicable thereafter. Every such meeting shall be held at such time and place as the Note Trustee may approve.

Notification of meetings
               3 At least 14 days' notice (exclusive of the day on which the notice is given and of the day on which the meeting is held) specifying the day, time and place of meeting shall be given to the relevant [Noteholders of Class/Classes of US Notes]. A copy of the notice shall be given to the Note Trustee, unless the meeting is convened by the Note Trustee, and to the Issuer Trustee unless the meeting shall be convened by the Issuer Trustee. Such notice shall, unless in any particular case the Note Trustee otherwise agrees, specify the terms of the resolutions to be proposed and shall include statements to the effect that [Class/Classes of

                                                                              54
--------------------------------------------------------------------------------
                    US Notes] may be deposited with (or to the order of) the Paying Agent or any Paying Agent for the purpose of obtaining Voting Certificates or Block Voting Instructions (and appointing Proxies) until 48 hours before the time fixed for the meeting but not thereafter.

Chairman
               4 A person (who may, but need not, be a relevant [Noteholder of the Class/Classes of US Note]) nominated in writing by the Note Trustee shall be entitled to take the chair at every such meeting but if no such nomination is made or if at any meeting the person nominated shall not be present within 15 minutes after the time appointed for the holding of such meeting the relevant [Noteholders of Class/Classes of US Notes] present shall choose one of their number to be chairman and, failing such nomination, the Issuer Trustee may appoint a chairman (who may, but need not, be a relevant [Noteholder of the Class/Classes of US Note]). The chairman of an adjourned meeting need not be the same person as was chairman of the original meeting.

Quorum
               5    (a)  At any such meeting any two or more persons present in person holding relevant [Class/Classes of US Notes] or Voting Certificates or Block Voting Instructions or being Proxies or representatives holding or representing in the aggregate at least 51% in principal amount of the relevant [Class/Classes of US
                         Notes] for the time being outstanding shall form a quorum for the transaction of business and no business (other than the choosing of a chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be two or more persons present in person holding relevant [Class/Classes of US Notes] or voting certificates or being proxies or representatives and holding or representing in the aggregate at least 67% in principal amount of the relevant [Class/Classes of US Notes] for the time being outstanding provided that at any meeting the business of which includes any of the matters specified in the proviso to paragraph 13 the quorum shall be two or more persons present in person holding relevant [Class/Classes of US Notes] or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than 75% in principal amount of the relevant [Class/Classes of US Notes]. For the purpose of this Schedule, when all the relevant
                         [Class/Classes of US Notes] for the time being outstanding are represented by or comprised in a single [Class/Classes of Book Entry US Note], the holder of such Global Note shall be treated as two persons for the purposes of any quorum requirements of a meeting of the relevant [Noteholders of Class/Classes of US Notes].

                    (b) If within half an hour from the time appointed for any such meeting a quorum is not present the meeting shall, if convened upon the requisition of [Noteholders of Class/Classes of US Notes], be dissolved. In any other case it shall stand adjourned

                                                                              55
--------------------------------------------------------------------------------
                         (unless the Issuer Trustee and the Note Trustee agree that it be dissolved) for such period, being not less than 21 days nor more than 42 days and to such time and place, as may be appointed by the chairman. At such adjourned meeting two or more persons present in person holding relevant [Class/Classes of US Notes] or Voting Certificates or Block Voting Instructions or being Proxies or representatives (whatever the principal amount of the relevant [Class/Classes of US Notes] so held or represented by them) shall form a quorum and shall have the power to pass any resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had a quorum been present at such meeting provided that the quorum at any adjourned meeting at which is to be proposed an Extraordinary Resolution for the purpose of effecting any of the modifications specified in the proviso to paragraph 13 shall be two or more persons present holding relevant [Class/Classes of US Notes] or Voting Certificates or Block Voting Instructions or being Proxies or representatives and holding or representing in the aggregate not less than 51% in principal amount of the relevant [Class/Classes of US Notes] for the time being outstanding.

Adjournment
               6 The chairman may with the consent of (and shall if directed by) any meeting adjourn the same from time to time and from place to place, but no business shall be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

Notice of adjourned meeting
               7 At least ten days' notice of any meeting adjourned through want of a quorum shall be given in the same manner as of an original meeting and such notice shall state the quorum required at such adjourned meeting. Otherwise, it is not necessary to give any notice of an adjourned meeting.

Resolution by show of hands
               8    (a)  Every question submitted to a meeting shall be
                         decided in the first instance by a show of hands and in the case of equality of votes the chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a relevant [Noteholder of the Class/Classes of US Note] or as a holder of a Voting Certificate or Block Voting Instruction or as a Proxy or representative.

                    (b) At any meeting, unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman or the Issuer Trustee, the Note Trustee or by one or more persons holding one or more of the relevant [Class/Classes of US Notes] or Voting Certificates or Block Voting Instructions or being Proxies or representatives representing in the aggregate not less than two per cent. of the principal amount of the relevant [Class/Classes of US Notes] for the time being outstanding, a

                                                                              56
--------------------------------------------------------------------------------
                         declaration by the chairman that a resolution has been carried or carried by a particular majority or lost or not carried by any particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

Poll
               9    (a)  If at any meeting a poll is demanded, it shall be
                         taken in such manner and (subject to the provisions of this schedule) either at once or after such an adjournment as the chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.

                    (b) Any poll demanded at any meeting on the election of a chairman or on any question of adjournment shall be taken at the meeting without adjournment.

Entitlement to attend
               10 The Note Trustee and the Issuer Trustee (through their respective representatives) and their respective financial and legal advisers shall be entitled to attend and speak at any meeting of the relevant [Noteholders of Class/Classes of US Notes]. No other person shall be entitled to attend or vote at any meeting of the relevant [Noteholders of Class/Classes of US Notes] or to join with others in requesting the convening of such a meeting unless he produces the relevant [Class/Classes of US Note] or [Class/Classes of US Notes] of which he is the holder, a Voting Certificate, a Block Voting Instruction naming him as Proxy or evidence of his appointment as a representative of a [Noteholder of the Class/Classes of US Note]. The Issuer Trustee is not entitled to vote in respect of relevant [Class/Classes of US Notes] beneficially held by it or on its behalf but this shall not prevent any Proxy named in any Block Voting Instruction from being a director, officer or representative of, or otherwise connected with, the Issuer Trustee or any of its subsidiaries or associated companies.

Voting rights
               11   (a)  Except as provided in paragraph 10 above, at any
                         such meeting:

                        (i) on a show of hands every person who is present in person and produces a relevant Note, a Voting Certificate, a Block Voting Instruction naming him as a Proxy or evidence of his appointment as a representative of a [Noteholder of the Class/Classes of US Note] shall have one vote; and

                        (ii) on a poll every person who is so present shall have one vote in respect of each principal amount of [Class/Classes of US Notes] which is equal to the minimum authorised denomination for such [Class/Classes of US Notes], so produced or

                                                                              57
--------------------------------------------------------------------------------
                              represented by the Voting Certificate so produced or in respect of which he is a Proxy or in respect of which he is a representative. Without prejudice to the obligations of the Proxies named in any Block Voting Instruction, any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way. (b) A
                              Proxy or representative need not be a relevant [Noteholder of the Class/Classes of US Note].

Proxies
               12   (a)  Each Block Voting Instruction, together (if so
                         required by the Note Trustee) with proof satisfactory to the Note Trustee of its due execution on behalf of the Paying Agent or Paying Agent, shall be deposited at the specified office of the Issuer Trustee or at such other place as the Note Trustee shall designate or approve not less than 48 hours before the time appointed for holding the meeting or adjourned meeting at which the Proxy named in the Block Voting
                         Instruction proposes to vote and in default the Block
                         Voting Instruction shall not be treated as valid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. Unless otherwise agreed by the Note
                         Trustee, a notarially certified copy of each such Block Voting Instruction and such satisfactory proof
                         (if applicable) shall be deposited with the Note
                         Trustee before the commencement of the meeting or adjourned meeting but the Note Trustee shall not thereby be obliged to investigate or be concerned with the validity of, or the authority of the Proxy named in, any such Block Voting Instruction.

                    (b) Any vote given in accordance with the terms of a Block Voting Instruction shall be valid despite the previous revocation or amendment of the Block Voting Instruction or of any of the relevant [Noteholders of Class/Classes of US Notes]' instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment shall have been received from the Paying Agent or the Paying Agent by the Issuer Trustee or the Note Trustee at the specified office of the Issuer Trustee or the Note Trustee or by the chairman of the meeting, in each case not less then 48 hours before the commencement of the meeting or adjourned meeting at which the Block Voting Instruction is intended to be used.

Powers exercisable by Extraordinary Resolution
               13 A meeting of the [Noteholders of Class/Classes of US Notes] shall, subject to the provisions contained in the [Conditions of the Class/Classes of US Notes], in addition to the powers set out in this schedule, but without prejudice to any powers conferred on other persons by this schedule or the Note Trust Deed, have the following powers exercisable by Extraordinary Resolution namely:

                                                                              58
--------------------------------------------------------------------------------
                    (a) to authorise and request the Note Trustee to direct the Security Trustee to enforce the Master Security Trust Deed;

                    (b) to sanction any proposal by the Issuer Trustee for any modification, abrogation, variation, compromise of, or arrangement in respect of, the rights of the relevant [Noteholders of Class/Classes of US Notes] or any of them against the Issuer Trustee whether such rights shall arise under the [Class/Classes of US Notes] or otherwise;

                    (c) to sanction any proposal by the Issuer Trustee for the exchange or sale of the relevant [Class/Classes of US Notes] for, or substitution for the relevant [Class/Classes of US Notes] of, or the conversion of the relevant [Class/Classes of US Notes] into, or the cancellation of the relevant [Class/Classes of US Notes] in consideration of bonds, debentures, debenture stock or other obligations or securities of the Issuer Trustee or any other body corporate formed or to be formed or cash or any combination of the above;

                    (d) subject to the Note Trust Deed, to assent to any modification of the provisions contained in the relevant [Class/Classes of US Notes], the Agency Agreement, the Note Trust Deed or this schedule which shall be proposed by the Issuer Trustee or the Note Trustee;

                    (e) to waive or authorise any breach or proposed breach by the Issuer Trustee or Note Trustee of its obligations under this deed;

                    (f) to override any waiver by the Note Trustee of a breach of any provisions of the Transaction Documents or an Event of Default under the Master Security Trust Deed;

                    (g) to approve a person proposed to be appointed as a new Note Trustee under the Note Trust Deed and power to remove any trustee or trustees for the time being thereof in relation to the relevant [Class/Classes of US Notes];

                    (h) to authorise the Note Trustee to concur in and execute and do all such documents, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;

                    (i) to discharge or exonerate the Note Trustee from any liability in respect of any act or omission for which the Note Trustee may have become responsible under the Note Trust Deed or under the relevant [Class/Classes of US Notes];

                    (j) to give any authority, direction or sanction which under the relevant [Class/Classes of US Notes] or the Note Trust Deed is required to be given by Extraordinary Resolution;

                    (k) to appoint any persons (whether relevant [Noteholders of Class/Classes of US Notes] or not) as a committee or committees to represent the interests of the relevant

                                                                              59
--------------------------------------------------------------------------------
                         [Noteholders of Class/Classes of US Notes] and to confer upon such committee or committees any powers or discretions which the relevant
                         [Noteholders of Class/Classes of US Notes] could themselves exercise by Extraordinary Resolution,

                    (l) subject to the Note Trust Deed, to alter, add or modify the terms and conditions of the [Class/Classes of US Notes] or the provisions of any of the Transaction Documents if the alteration, addition or modification is, in the opinion of the Note Trustee, materially prejudicial or likely to be materially prejudicial to the [Noteholders of Class/Classes of US Notes], other than to correct a manifest error or ambiguity or to comply with the law, and shall include any modifications which would have the effect of changing the Final Maturity Date.

                    provided that the special quorum provisions contained in paragraphs 5(a) and 5(b) and, in the case of any adjourned meeting, the proviso to paragraph 5(b) shall apply in relation to any Extraordinary Resolution for the purpose of making a modification which:

                    (i) varies the date fixed for final maturity or redemption of the relevant [Class/Classes of US Notes];

                    (ii) reduces or cancels the principal amount of the
                         relevant [Class/Classes of US Notes] or the rate of interest applicable to the relevant [Class/Classes of US Notes];

                    (iv) alters the currency in which payments under the
                         relevant [Class/Classes of US Notes] are to be made;

                    (v) varies the provisions in this schedule concerning the quorum required for any meeting of the relevant [Noteholders of Class/Classes of US Notes] or the majority required to pass an Extraordinary Resolution;

                    (vi) postpones the date for payment of interest or the
                         rate of interest applicable to a Class of Notes; or

                    (vi) amends this proviso in any manner.

Binding effect of resolutions
               14 A resolution passed at a meeting of the relevant [Noteholders of Class/Classes of US Notes] duly convened and held in accordance with this schedule is binding upon all the relevant [Noteholders of Class/Classes of US Notes], whether present or not present at such meeting, and each of the relevant [Noteholders of Class/Classes of US Notes] shall be bound to give effect thereto accordingly. The passing of any such resolution shall be conclusive evidence that the circumstances of such resolution justify the passing of it.

Minutes
               15 Minutes of all resolutions and proceedings at every such meeting shall be made and duly entered in books to be from time to time provided for that purpose by the Issuer Trustee or the Note Trustee and any such

                                                                              60
--------------------------------------------------------------------------------
                    minutes, if purporting to be signed by the chairman of the meeting at which such resolutions were passed or proceedings transacted or by the chairman of the next succeeding meeting of the relevant [Noteholders of Class/Classes of US Notes], shall be conclusive evidence of the matters referred to in the minutes and until the contrary is proved every such meeting in respect of the proceedings of which minutes have been made and signed by the chairman shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed and transacted.

Signed resolution
               16 A resolution in writing signed by or on behalf of all the holders of the [Class/Classes of US Notes] shall be as valid and effectual as an Extraordinary Resolution passed at a meeting of such holders duly convened and held in accordance with the provisions herein contained.

Further regulations
               17 Subject to all other provisions contained in this deed, the Note Trustee may from time to time without the consent of the Issuer Trustee or the relevant [Noteholders of Class/Classes of US Notes] or any of them prescribe such further regulations regarding the requisitioning and holding of meetings of [Noteholders of Class/Classes of US Notes] and attendance and voting thereat and in relation to resolutions in writing as the Note Trustee may in its sole discretion determine including particularly (but without prejudice to the generality of the foregoing) such regulations and requirements as the Note Trustee thinks reasonable:

                    (a) so as to satisfy itself that persons who propose to requisition a meeting in accordance with paragraph 2 or who propose to make any requisition to the Note Trustee are in fact [Noteholders of Class/Classes of US Notes]; and

                    (b) as to the form of Voting Certificates or Block Voting Instructions to be issued so as to satisfy itself that persons who purport to attend or vote at any meeting of [Noteholders of Class/Classes of US Notes] are entitled to do so.

                                                                              61
--------------------------------------------------------------------------------
Execution Page
--------------------------------------------------------------------------------

Issuer Trustee

SIGNED, SEALED AND DELIVERED       )
by [........................]      )
as attorney for [NAME OF ISSUER    )
TRUSTEE] under power of            )
attorney dated [...............]   )
                                   )
in the presence of:                )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the attorney
                                   )   states that the attorney has received no
..................................  )   notice of revocation of the power of
Occupation of witness              )   attorney





GLOBAL TRUST MANAGER

SIGNED by [....................  ] )
on behalf of and SEALED AND        )
DELIVERED by NATIONAL              )
GLOBAL MBS MANAGER PTY LTD         )
in the presence of:                )
                                   )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the signatory
                                   )   states that the signatory has received
..................................  )   no notice of revocation of the authority
Occupation of witness              )   under which this deed is executed

                                                                              62
--------------------------------------------------------------------------------
Note Trustee

SIGNED, SEALED AND DELIVERED       )
by [........................]      )
as authorised signatory for        )
[NAME OF NOTE TRUSTEE]             )
in the presence of:                )
                                   )
                                   )
..................................  )
Signature of witness               )
                                   )
..................................  )
Name of witness (block letters)    )
                                   )
..................................  )   .........................................
Address of witness                 )   By executing this deed the signatory
                                   )   states that the signatory has received
..................................  )   no notice of revocation of the
Occupation of witness              )   authorisation under which this deed is
                                   )   signed, sealed and delivered

               ------------------------------------------------
               Dated











                              National RMBS Trust
                                  200[ ]-[ ]
                                Note Trust Deed





                           [Name of Issuer Trustee]
                              ("Issuer Trustee")
                        National Global MBS Manager Pty
                                      Ltd
                            ("Global Trust Manager)
                                      and
                            [Name of Note Trustee]
                               ("Note Trustee")
























                           Mallesons Stephen Jaques
                                  Solicitors

                            Governor Phillip Tower
                                1 Farrer Place
                                Sydney NSW 2000
                          Telephone (61 2) 9296 2000
                             Fax (61 2) 9296 3999
                                 DX 113 Sydney
                                 Ref: AAV/SRF

                          (C)Mallesons Stephen Jaques

                                                                             (i)
--------------------------------------------------------------------------------
Contents            National RMBS Trust 200[ ]-[ ] Note Trust Deed
--------------------------------------------------------------------------------

                    1    Definitions and Interpretation                        1

                         Definitions Schedule                                  1
                         Interpretation                                        2
                         Appointment of the Note Trustee                       2
                         Interpretation of provisions incorporated from TIA    2

                    2    Covenant to Pay                                       3

                         Covenant to Pay                                       3
                         Discharge                                             4
                         Payment after an Event of Default                     4
                         Rate of Interest after an Event of Default            4

                    3    Amount, Form and issue of [Class/Classes of US Notes] 4

                         Aggregate Amount and Denomination                     4
                         Description and Form of [Class/Classes of US Notes] 4 Initial issue as [Class/Classes of
                           Book Entry US Notes]                                5
                         Issue of [Class/Classes of Definitive US Notes]       6
                         Indemnity of non-issue of [Class/Classes of
                           Definitive US Notes]                                7

                    4    [Register of the Class/Classes of US Notes]           8

                         Provision of [Noteholder of the Class/Classes
                           of US Note] Information                             8
                         [Register of the Class/Classes of US Notes]
                           Conclusive                                          8

                    5    Stamp duties                                          8


                    6    Application of moneys received by the Note Trustee    9

                         Declaration of Trust                                  9
                         Accumulation                                          9
                         Investment                                           10

                    7    Covenants                                            10

                         The Issuer Trustee and the Global Trust Manager      10
                         Covenants between Issuer Trustee and
                           Global Trust Manager                               13

                    8    Enforcement                                          13

                         Actions following Event of Default                   13
                         Evidence of default                                  15
                         Overdue interest                                     15
                         Restrictions on enforcement                          15
                         Liability for Enforcement                            16

                    9    Proceedings                                          17

                         Acting only on direction                             17
                         Security Trustee acting                              17
                         Note Trustee alone entitled to act                   18

                    10   Remuneration and indemnification of the Note Trustee 18

                         Normal remuneration                                  18

                                                                            (ii)
--------------------------------------------------------------------------------
                         Extra remuneration                                   18
                         Expenses                                             19
                         Indemnity                                            19
                         Continuing effect                                    19

                    11   Supplemental Provisions                              19

                         Liability to Account                                 19
                         [Class/Classes of US Notes]                          20
                         Advice                                               20
                         Note Trustee to assume performance                   20
                         Resolutions of [Noteholders of
                           Class/Classes of US Notes]                         20
                         Reliance                                             20
                         Certificate signed by Authorised Person              21
                         Signatures                                           21
                         Deposit of documents                                 21
                         Discretion                                           22
                         Agents                                               22
                         Delegation                                           22
                         Application to Court                                 22
                         Interests of [Noteholders of
                           Class/Classes of US Notes]                         22
                         Assumption as to Prejudice                           23
                         Ratings                                              23
                         Validity of Transaction Documents                    23
                         Defect in Security                                   23
                         [Noteholders of Class/Classes of
                           US Notes] Responsible                              24
                         Limit on Obligation                                  24
                         No liability for breach                              24
                         Dispute or ambiguity                                 24
                         Loss to charged property                             24
                         Forged [Class/Classes of US Notes]                   25
                         Confidentiality                                      25
                         Disclosure                                           25
                         Determinations conclusive                            25
                         Currency conversion                                  25
                         [Class/Classes of US Notes] held by the
                           Issuer Trustee etc                                 25
                         Legal opinions                                       25
                         No liability for tax on payments                     26
                         Powers additional                                    26

                    12   Note Trustee liable for negligence                   26


                    13   Waiver                                               26

                         Waiver                                               26

                    14   Note Trustee not precluded from
                           entering into contracts                            26


                    15   Duties of Note Trustee                               27

                         Duties prior to an Event of Default                  27
                         Duties following an Event of Default                 27
                         Certain Limitations of Liability where
                           Acting in Good Faith                               27
                         Note Trustee Not Relieved of
                           Liability for Negligence                           28
                         Preferred Collection of
                           Claims Against Issuer Trustee                      28
                         Compliance with Section 310 of the TIA               28

                                                                           (iii)
--------------------------------------------------------------------------------
                         Transaction Documents                                28

                    16   Amendment                                            28

                         Amendment by Note Trustee                            28
                         Amendments requiring consent of all
                           [Noteholders of Class/Classes of US Notes]         30
                         Compliance with TIA                                  30
                         No Current Rating Agency downgrade                   30
                         Distribution of amendments                           30
                         Amendments binding on [Noteholders of
                           Class/Classes of US Notes]                         30

                    17   Reports                                              30

                         Reports by Note Trustee                              30
                         Reports by Global Trust Manager                      31
                         Restricted Securities                                31

                    18   Appointment, retirement and removal of
                           the Note Trustee                                   32

                         Appointment                                          32
                         Retirement of Note Trustee                           32
                         Removal by Issuer Trustee                            33
                         Note Trustee may Retire                              33
                         Appointment of substitute note trustee by
                           [Noteholders of Class/Classes of US Notes]         33
                         Successor to Note Trustee                            34
                         Issuer Trustee and Global Trust Manager
                           cannot be appointed                                34
                         No Limitation of TIA                                 35

                    19   [Class/Classes of US Notes] held in
                           Clearing Systems and Notices                       35

                         [Class/Classes of US Notes] held in Clearing Systems 35

                    20   Currency indemnity                                   35

                         Currency of account and payment                      35
                         Extent of discharge                                  35
                         Indemnity                                            35
                         Indemnity separate                                   35

                    21   Representations and warranties                       36

                         By the Issuer Trustee                                36
                         By the Global Trust Manager                          36
                         By the Note Trustee                                  37

                    22   Notices                                              38

                         Notices                                              38
                         Initial addresses                                    39
                         Time effective                                       39
                         Receipt                                              39

                    23   Limited recourse                                     40

                    24   Termination                                          40

                                                                            (iv)
--------------------------------------------------------------------------------
                    25   Trust Indenture Act                                  40

                         Certificates and opinions                            40
                         Undertaking for Costs                                41
                         Exclusion of section 316(a)(1)                       42
                         Unconditional rights of [Noteholders of
                           Class/Classes of US Notes] to receive
                           principal and interest                             42
                         Conflict with Trust Indenture Act                    42

                    26   Miscellaneous                                        43

                         Certificate                                          43
                         Exercise of rights                                   43
                         Waiver and variation                                 43
                         Supervening legislation                              43
                         Approvals and consent                                43
                         Remedies cumulative                                  43
                         Indemnities                                          44
                         Time of the essence                                  44
                         Receipts                                             44
                         Acknowledgment                                       44
                         Disclosure of information                            44
                         Rights cumulative                                    44
                         Signatures                                           44
                         Meetings                                             45

                    27   Governing law                                        45

                         Governing Law                                        45
                         Submission to jurisdiction                           45
                         Service                                              45

                    28   Counterparts                                         45


                    Schedule 1    Form of [Class/Classes of US Note]          46

                    Schedule 2    Provisions for Meetings of [Noteholders of
                                  Class/Classes of US Notes]                  53

                                                                             (v)
--------------------------------------------------------------------------------
                  TRUST INDENTURE ACT - CROSS REFERENCE TABLE

[This Cross Reference Table does not, for any purpose, form part of this Note Trust Deed.] "NA" means not applicable.

          ------------------------------- --------------------------------------
            Trust Indenture Act Section              Clause Reference
          ------------------------------- --------------------------------------
                     310(a)(1)             22.3(g), 15.7-9, 18.3(b), 18.4, 18.5
          ------------------------------- --------------------------------------
                     310(a)(2)                       15.7, 15.8, 15.9
          ------------------------------- --------------------------------------
                     310(a)(3)                             18.7
          ------------------------------- --------------------------------------
                     310(a)(4)
          ------------------------------- --------------------------------------
                     310(a)(5)                            18.12
          ------------------------------- --------------------------------------
                      310(b)                           15.9, 18.13
          ------------------------------- --------------------------------------
                      310(c)
          ------------------------------- --------------------------------------
                      311(a)                               15.6
          ------------------------------- --------------------------------------
                      311(b)                               15.6
          ------------------------------- --------------------------------------
                      311(c)
          ------------------------------- --------------------------------------
                      312(a)                             4.2, 4.3
          ------------------------------- --------------------------------------
                      312(b)                               4.3
          ------------------------------- --------------------------------------
                      312(c)                               4.4
          ------------------------------- --------------------------------------
                      313(a)                               17.1
          ------------------------------- --------------------------------------
                     313(b)(1)                             17.1
          ------------------------------- --------------------------------------
                     313(b)(2)                          17.1, 22.3
          ------------------------------- --------------------------------------
                      313(c)                               17.1
          ------------------------------- --------------------------------------
                      313(d)                               17.1
          ------------------------------- --------------------------------------
                     314(a)(1)                        17.2(a), 17.2
          ------------------------------- --------------------------------------
                     314(a)(2)                           17.2(b)
          ------------------------------- --------------------------------------
                     314(a)(3)                           17.2(c)
          ------------------------------- --------------------------------------
                     314(a)(4)                            7.2(b)
          ------------------------------- --------------------------------------
                      314(b)                              7.2(h)
          ------------------------------- --------------------------------------
                      314(c)                             255.1(a)
          ------------------------------- --------------------------------------
                      314(d)                             255.1(b)
          ------------------------------- --------------------------------------
                      314(e)                             255.1(c)
          ------------------------------- --------------------------------------
                      314(f)
          ------------------------------- --------------------------------------
                      315(a)                               15.2
          ------------------------------- --------------------------------------
                      315(b)                              8.1(a)
          ------------------------------- --------------------------------------
                      315(c)                               15.3
          ------------------------------- --------------------------------------

                                                                            (vi)
--------------------------------------------------------------------------------
          ------------------------------- --------------------------------------
                      315(d)                            15.5, 11.5
          ------------------------------- --------------------------------------
                      315(e)                              255.2
          ------------------------------- --------------------------------------
                     316(a)(1)                            255.3
          ------------------------------- --------------------------------------
                     316(a)(2)                             16.2
          ------------------------------- --------------------------------------
                      316(b)                              255.4
          ------------------------------- --------------------------------------
                      316(c)                               22.4
          ------------------------------- --------------------------------------
                     317(a)(1)                             8.3
          ------------------------------- --------------------------------------
                     317(a)(2)                             8.3
          ------------------------------- --------------------------------------
                      317(b)                              7.2(i)
          ------------------------------- --------------------------------------
                      318(a)                              255.5
          ------------------------------- --------------------------------------